UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Laurie D. Neat

American Funds Global Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2018

A balanced fund
with global scope.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with American Funds or through your financial intermediary.

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 2/1/11)

Reflecting 5.75% maximum sales charge	-3.27%	3.93%	5.28%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated January 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.32%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

12	Financial statements

34	Board of trustees and other officers

Fellow investors:

Global stocks declined slightly during American Funds Global Balanced Fund’s most recent fiscal year. A dramatic selloff in October, the final month of the fund’s fiscal year, came amid a sharp rise in U.S. Treasury yields, intensified U.S.-China trade tensions and signs of slowing growth outside the U.S.

The U.S. equity market outperformed the rest of the world during the fiscal year, fueled by strong corporate profits and economic expansion. This is not unique to the latest year: Over the past five years, Standard & Poor’s 500 Composite Index has seen a cumulative return of 71.11%, while the MSCI ACWI (All Country World Index) ex USA has returned 8.44%. In Europe and emerging markets, stocks came under pressure from rising U.S. interest rates, a resurgent dollar, trade conflict and slowing growth in China. Global bond returns were negative as yields climbed in the U.S. and parts of Europe, driven by monetary tightening by the U.S. Federal Reserve, and political instability and currency weakness in the euro area. The MSCI ACWI, which measures global equity markets, fell 0.52%, while the Bloomberg Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above),1 lost 2.05%.

For the 12 months ended October 31, 2018, American Funds Global Balanced Fund fell 2.85%. The fund’s peer group, represented by the Lipper Flexible Portfolio Funds Index, fell 0.62%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index, which blends the stock and bond indexes at 60% and 40%, respectively, fell 1.01%. Over its lifetime, the Global Balanced Fund has returned an annualized 5.36%, outpacing the 60%/40% blend’s 4.75% lifetime return. The fund made four dividend distributions during the past year, totaling 68 cents a share.

Results at a glance

Returns for periods ended October 31, 2018, with all distributions reinvested.

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	-2.85%	3.43%	5.36%
MSCI ACWI (All Country World Index)[2]	-0.52	6.15	6.86
Bloomberg Barclays Global Aggregate Index[3]	-2.05	0.33	1.27
60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index[2,3,4]	-1.01	3.91	4.75
Lipper Flexible Portfolio Funds Index[5]	-0.62	4.67	5.77

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes. The index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets.
[3]	Source: Bloomberg Index Services Ltd.
[4]	The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI with the Bloomberg Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[5]	Source: Thompson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Global Balanced Fund	1

Market review

U.S. stocks reached record highs in September, but the sharp drop in October left them with only small gains for the fiscal year. Meanwhile, stock markets in other advanced economies struggled as last year’s synchronized economic expansion lost steam. Many emerging markets stocks and currencies declined sharply, buffeted by a stronger U.S. dollar, rising interest rates, China’s economic slowdown and weaker renminbi, and idiosyncratic political and economic developments in Turkey, Argentina and elsewhere. Despite these challenges, we see opportunities to invest in quality emerging markets companies following the recent market turmoil.

Health care led all sectors, boosted by rising profits at major drug manufacturers in the U.S. and Europe. More stable, higher yielding sectors, including consumer staples and communication services, lagged. Rising rates hurt real estate stocks.

In the U.S., tax cuts and increased government spending drove stronger-than-expected economic growth. GDP grew 4.2% in the second quarter of 2018, the highest quarterly rate since 2014. The unemployment rate fell to its lowest level since 1969. Wage growth picked up modestly, as did inflation. The Fed lifted the benchmark interest rate four times for a total increase of 1.0 percentage point. The Fed has indicated that future interest rate decisions will depend on incoming economic data. Should the economy falter and inflation not accelerate, short-term interest rates would be unlikely to increase significantly in 2019.

European equities fell, hurt by delays in reaching a separation agreement between the U.K. and the European Union, as well as conflict between the populist Italian government and other EU member states. The European Central Bank began to phase out its asset-purchase program, but vowed to keep key rates unchanged until at least the end of summer 2019. Core inflation was muted.

In bond markets, U.S. Treasury yields rose in response to stronger economic growth and clarity over Fed policy, while yields in Japan, the U.K. and Germany were little-changed. Emerging market bonds also fell. U.S. investment-grade corporate bonds underperformed high-yield bonds. Most major currencies fell against the U.S. dollar, a headwind for the fund given its significant exposure to investments outside the U.S.

Portfolio review

The fund did not do as well as the unmanaged 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index blend over the full fiscal year. This largely reflected our emphasis on equity holdings in Europe and emerging markets, as well as our high exposure to stocks with attractive dividend yields. The U.S. equity market and growth stocks with low dividend yields both did well; the fund was disadvantaged by its lower holdings in these areas. Nevertheless, we continue to find more attractively valued equity investments in Europe than in the U.S. We also believe that more stable, high-dividend-paying companies are likely to hold up better in weak markets, while providing consistent income.

American Funds Global Balanced Fund strives for the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The increase in interest rates over the past year has improved current income in the bond portfolio. We also believe that the fund’s defensive tilt will support conservation of principal if markets remain unsettled. Our asset allocation remained well balanced, with 60% of assets in equities, 36% in bonds and 4% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31.

Over the fiscal year, stock selection in the materials, consumer discretionary and health care sectors boosted portfolio returns, while positions in financials and industrials lagged, as did holdings among the less-cyclical utilities and consumer staples sectors. In particular, tobacco companies in the fund were hurt by concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products.

The fund was hurt by modest holdings in the information technology sector. Within the sector, Chinese internet companies hurt fund returns. On the other hand, Netflix, benefiting from strong subscriber growth for most of the year, was a major positive contributor to the portfolio’s results. Within the financials sector, investments in European banks weighed on fund returns.

Among the 10 largest equity holdings, seven rose in price over the period. Microsoft and Netflix advanced amid a rally

2	American Funds Global Balanced Fund

in technology stocks. In the health care sector, Novartis and Abbott rose, while AbbVie lost its gain for the year in the October selloff. Royal Dutch Shell and TOTAL rose on higher oil prices. In the tobacco sector, Altria rose and Imperial Brands and Philip Morris both declined.

Within the fixed income portfolio, exposure to emerging market debt hurt results as this sector came under pressure for many of the same reasons that hurt emerging markets equities. Limited allocation to the euro was positive, as the currency declined against the dollar.

The road ahead

Political and trade risks may well be headwinds for global economic growth in the year ahead, both inside and outside the U.S. Rising interest rates, inflation and recent weakness in the housing and automotive markets suggest the U.S. may be approaching a cyclical peak, despite still-strong GDP growth and rising employment. The midterm elections left the U.S. Congress divided, making further fiscal stimulus via tax cuts unlikely. Meanwhile, the outlook for U.S. corporate profit growth is becoming more uncertain at a time when corporate debt is elevated.

The U.S. trade dispute with China could disrupt economic activity in both countries, particularly if the U.S. imposes significant additional tariffs on Chinese imports, as the administration has threatened. China has already seen a slowdown in growth but has taken initial efforts to stimulate its economy, with more stimulus likely if its domestic economy is pressured by further U.S. action.

In Europe, the U.K.’s future relationship with the European Union remains uncertain amid contentious negotiations and conflict within the U.K. government. In Italy, a new populist government has proposed a budget with increased spending at odds with EU budget guidelines. Ultimately, we expect this dispute to be resolved without jeopardizing the eurozone but with twists and turns along the way. German Chancellor Angela Merkel, a stabilizing influence in Europe, announced that she would step down as leader of her party but remain atop the government until 2021, although it is possible that a successor will take office sooner. In Latin America, new leaders in Mexico and Brazil may change the trajectory of economic policy, with some concern about the direction in Mexico and optimism about Brazil.

While there is reason for caution in the global outlook, there are broad themes that offer opportunity. Our equity investments, particularly in health care and technology, gain us exposure to innovations with significant growth potential. We also have a positive view of the long-term opportunity for growth in developing countries, which can benefit multinationals in the developed world as well as local companies.

Within fixed income, we continue to see pockets of opportunities in emerging markets, such as Mexico and Poland, where selling in response to higher U.S. rates belies underlying strengths. The fund also has invested in U.S. Treasury Inflation-Protected Securities, given the possibility of accelerating inflation. We are being cautious on corporate credit in light of rich valuations and, in some cases, declining fundamentals.

We welcome new shareholders to the fund and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

Eric S. Richter
Vice Chairman

December 12, 2018

For current information about the fund, visit americanfunds.com.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 1, 2011, to October 31, 2018, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	Source: MSCI.
[5]	Results of the Lipper Flexible Portfolio Funds Index do not reflect any sales charges.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	Source: Bloomberg Index Services Ltd.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2018)*

	1 year	5 years	Lifetime (since 2/1/11)

Class A shares	-8.44%	2.22%	4.55%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

4	American Funds Global Balanced Fund

Summary investment portfolio October 31, 2018

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Health care	8.81%
Energy	7.93
Consumer staples	7.20
Financials	7.09
Communication services	6.27

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	25.90%	22.34%	.57%	3.91%	52.72%
Euros	7.32	3.47	(.04)	—	10.75
British pounds	8.23	.67	.01	—	8.91
Japanese yen	4.21	2.76	1.78	—	8.75
Hong Kong dollars	4.65	—	—	—	4.65
Swiss francs	3.54	—	—	—	3.54
Candian dollar	2.00	.29	(.19)	—	2.10
South Korean won	1.24	.43	(.25)	—	1.42
Mexican peso	—	1.30	—	—	1.30
Indian rupee	.82	.57	(.47)	—	.92
Other currencies	1.81	4.54	(1.41)	—	4.94
Total					100.00%

Common stocks 59.67%	Shares	Value (000)
Health care 8.81%
Novartis AG	2,604,950	$228,229
Abbott Laboratories	3,182,879	219,428
AbbVie Inc.	2,661,800	207,221
Gilead Sciences, Inc.	2,262,300	154,244
Amgen Inc.	616,246	118,806
Daiichi Sankyo Co., Ltd.	2,862,000	109,422
Thermo Fisher Scientific Inc.	436,000	101,871
Stryker Corp.	560,150	90,868
Other securities		219,216
		1,449,305

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Energy 7.93%
Royal Dutch Shell PLC, Class B	7,799,400	$255,710
Royal Dutch Shell PLC, Class A (GBP denominated)	2,710,056	86,617
TOTAL SA	3,486,474	205,188
BP PLC	17,491,351	126,834
Exxon Mobil Corp.	1,391,000	110,835
Enbridge Inc. (CAD denominated)	2,354,402	73,362
Enbridge Inc. (CAD denominated)[1]	758,336	23,630
Canadian Natural Resources, Ltd. (CAD denominated)	3,428,000	94,055
Other securities		328,513
		1,304,744

Consumer staples 7.20%
Imperial Brands PLC	6,347,600	215,251
Altria Group, Inc.	2,849,795	185,351
Philip Morris International Inc.	2,064,218	181,796
British American Tobacco PLC	3,376,000	146,436
British American Tobacco PLC (ADR)	454,516	19,726
Pernod Ricard SA	683,753	104,396
Walgreens Boots Alliance, Inc.	1,245,200	99,330
Nestlé SA	1,158,291	97,894
Other securities		135,063
		1,185,243

Financials 7.09%
Zurich Insurance Group AG	579,125	180,094
HDFC Bank Ltd.	3,701,520	95,698
JPMorgan Chase & Co.	771,800	84,142
Other securities		807,566
		1,167,500

Communication services 6.27%
Netflix, Inc.[2]	664,750	200,608
Verizon Communications Inc.	2,631,000	150,204
Tencent Holdings Ltd.	3,992,800	135,946
Other securities		544,572
		1,031,330

Information technology 5.69%
Microsoft Corp.	2,389,000	255,169
Broadcom Inc.	803,700	179,619
Intel Corp.	3,229,500	151,399
Taiwan Semiconductor Manufacturing Co., Ltd.	11,975,000	90,558
Other securities		259,226
		935,971

Industrials 3.51%
General Dynamics Corp.	700,300	120,858
SMC Corp.	329,900	105,693
Other securities		352,029
		578,580

Utilities 3.48%
Engie SA	8,273,677	110,346
Engie SA, bonus shares[3]	2,245,759	29,951
China Gas Holdings Ltd.	35,160,946	111,196
Other securities		321,486
		572,979

Consumer discretionary 3.20%
Alibaba Group Holding Ltd. (ADR)[2]	904,500	128,692
Other securities		397,473
		526,165

6	American Funds Global Balanced Fund

	Shares		Value (000)
Materials 2.31%
Rio Tinto PLC		3,533,200	$171,771
Vale SA, ordinary nominative (ADR)		7,610,697	114,922
Other securities			93,015
			379,708

Real estate 0.86%
Other securities			142,352

Miscellaneous 3.32%
Other common stocks in initial period of acquisition			546,187

Total common stocks (cost: $9,145,712,000)			9,820,064

Preferred securities 0.05%
Financials 0.05%
Other securities			8,091

Total preferred securities (cost: $6,859,000)			8,091

Bonds, notes & other debt instruments 36.37%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.05%
Japan, Series 346, 0.10% 2027		¥12,820,000	114,169
Japan 0.10%–2.30% 2021–2048[4]		36,670,498	340,521
Poland (Republic of) 1.50%–5.75% 2020–2027	PLN	649,151	181,414
Poland (Republic of) 3.25%–4.00% 2024–2026		$10,410	10,085
United Mexican States, Series M, 5.75% 2026	MXN	2,038,400	84,027
United Mexican States 4.15%–4.35% 2027–2047		$8,070	7,207
United Mexican States 6.50%–10.00% 2020–2042	MXN	2,719,200	129,128
Other securities			1,445,925

Total bonds & notes of governments & government agencies outside the U.S.			2,312,476

U.S. Treasury bonds & notes 13.50%
U.S. Treasury 11.62%
U.S. Treasury 1.75% 2022		$176,135	168,801
U.S. Treasury 1.875% 2022		170,147	163,341
U.S. Treasury 2.50% 2023		142,006	139,222
U.S. Treasury 2.625% 2023		106,970	105,470
U.S. Treasury 2.75% 2023		289,925	287,197
U.S. Treasury 2.75% 2028		160,950	155,756
U.S. Treasury 2.875% 2028		93,250	91,108
U.S. Treasury 1.13%–3.00% 2019–2048[5]		833,999	800,914
			1,911,809

U.S. Treasury inflation-protected securities 1.88%
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]		111,445	106,206
U.S. Treasury Inflation-Protected Securities 0.14%–2.38% 2022–2044[4]		212,061	203,458
			309,664

Total U.S. Treasury bonds & notes			2,221,473

Corporate bonds & notes 7.11%
Financials 1.65%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[1,6]		1,550	1,493
Other securities			270,578
			272,071

Health care 1.18%
Abbott Laboratories 3.75% 2026		2,266	2,235
AbbVie Inc. 2.50%–4.50% 2020–2035		12,787	12,246
Other securities			180,383
			194,864

American Funds Global Balanced Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.88%
Altria Group, Inc. 2.63%–4.75% 2020–2021	$3,200	$3,232
British American Tobacco PLC 2.30%–4.39% 2020–2037[1]	54,670	52,770
Philip Morris International Inc. 2.00%–4.25% 2020–2044	7,710	7,342
Reynolds American Inc. 4.00%–4.45% 2022–2025	4,860	4,847
Other securities		77,254
		145,445

Energy 0.87%
Petróleos Mexicanos 6.35%–6.88% 2026–2048[1]	17,105	15,916
Other securities		126,463
		142,379
Information technology 0.16%
Microsoft Corp. 2.40%–3.30% 2026–2027	13,168	12,174
Other securities		14,255
		26,429
Other 2.37%
Other securities		389,091

Total corporate bonds & notes		1,170,279

Mortgage-backed obligations 1.71%
Other 1.71%
Other securities		281,534

Total mortgage-backed obligations		281,534
Total bonds, notes & other debt instruments (cost: $6,240,145,000)		5,985,762

Short-term securities 4.05%
Bank of Montreal 2.17%–2.24% due 11/21/2018–11/27/2018	90,000	89,857
Other securities		576,420

Total short-term securities (cost: $666,279,000)		666,277
Total investment securities 100.14% (cost: $16,058,995,000)		16,480,194
Other assets less liabilities (0.14)%		(22,856)

Net assets 100.00%		$16,457,338

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 10/31/2018 (000)	[8]	Unrealized appreciation (depreciation) at 10/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	326	January 2019	$32,600		$36,637		$47
10 Year U.S. Treasury Note Futures	Long	206	December 2018	20,600		24,398		— [9]
10 Year Ultra U.S. Treasury Note Futures	Long	105	December 2018	10,500		13,136		(87)
								$(40)

8	American Funds Global Balanced Fund

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2018 (000)
USD27,958	EUR24,080	Morgan Stanley	11/2/2018	$680
USD15,058	PLN55,470	Citibank	11/2/2018	602
EUR24,080	USD27,259	Bank of America, N.A.	11/2/2018	20
PLN55,470	USD14,475	Goldman Sachs	11/2/2018	(18)
USD20,506	CAD26,290	JPMorgan Chase	11/5/2018	534
JPY1,703,962	EUR12,980	Goldman Sachs	11/5/2018	399
USD20,199	ILS73,625	Morgan Stanley	11/5/2018	397
JPY3,465,158	USD30,548	Goldman Sachs	11/5/2018	173
EUR12,980	JPY1,684,021	Bank of America, N.A.	11/5/2018	(222)
CAD26,290	USD20,284	JPMorgan Chase	11/5/2018	(312)
USD11,167	INR817,000	Goldman Sachs	11/6/2018	127
INR577,100	USD7,743	Goldman Sachs	11/6/2018	56
USD3,575	INR262,500	JPMorgan Chase	11/6/2018	27
INR502,400	USD6,803	Citibank	11/6/2018	(14)
USD64,530	GBP49,000	Bank of America, N.A.	11/7/2018	1,880
JPY3,588,346	EUR27,000	Citibank	11/7/2018	1,219
USD8,292	CAD10,700	Citibank	11/7/2018	163
USD5,617	KRW6,239,800	Goldman Sachs	11/8/2018	141
BRL14,840	USD4,025	Goldman Sachs	11/8/2018	(42)
USD3,679	BRL14,840	Citibank	11/8/2018	(305)
USD30,716	CLP20,564,500	JPMorgan Chase	11/9/2018	1,167
USD28,238	EUR24,500	Goldman Sachs	11/9/2018	468
CLP170,000	USD249	Citibank	11/9/2018	(5)
CLP20,394,500	USD30,080	Goldman Sachs	11/9/2018	(775)
JPY6,068,379	USD53,381	JPMorgan Chase	11/15/2018	458
USD16,506	CAD21,125	Citibank	11/15/2018	454
USD12,302	THB396,000	Citibank	11/15/2018	352
USD7,028	CAD9,000	Goldman Sachs	11/15/2018	189
JPY5,467,800	USD48,423	Morgan Stanley	11/15/2018	87
EUR19,599	USD22,787	Citibank	11/15/2018	(562)
USD29,680	PLN111,600	Goldman Sachs	11/16/2018	587
USD13,281	GBP10,100	Morgan Stanley	11/16/2018	363
EUR25,813	PLN111,600	Goldman Sachs	11/16/2018	180
USD13,973	KRW15,800,000	JPMorgan Chase	11/16/2018	102
USD14,744	MYR61,400	JPMorgan Chase	11/16/2018	77
USD17,244	INR1,273,738	Morgan Stanley	11/16/2018	53
PLN11,900	USD3,137	JPMorgan Chase	11/16/2018	(35)
USD16,399	INR1,224,700	Goldman Sachs	11/16/2018	(130)
USD11,113	BRL42,000	JPMorgan Chase	11/16/2018	(153)
INR1,943,200	USD26,423	JPMorgan Chase	11/16/2018	(197)
JPY5,092,100	USD45,515	JPMorgan Chase	11/16/2018	(334)
NOK111,700	USD13,629	Citibank	11/16/2018	(369)
EUR22,273	USD25,734	Goldman Sachs	11/16/2018	(475)
GBP39,045	USD51,343	Morgan Stanley	11/16/2018	(1,401)
USD7,412	CLP5,087,500	JPMorgan Chase	11/19/2018	101
USD7,403	CLP5,087,500	Citibank	11/19/2018	92
USD20,601	INR1,539,700	Citibank	11/19/2018	(172)
EUR9,410	USD10,876	Citibank	11/19/2018	(201)
EUR9,410	USD10,876	Bank of America, N.A.	11/19/2018	(202)
EUR9,270	USD10,719	Bank of New York Mellon	11/19/2018	(203)
CLP10,175,000	USD15,162	Citibank	11/19/2018	(540)
EUR7,203	PLN31,150	Citibank	11/20/2018	50
JPY2,500,000	USD22,216	Bank of America, N.A.	11/20/2018	(28)
USD21,479	AUD30,400	Morgan Stanley	11/20/2018	(54)
JPY760,071	USD6,815	Morgan Stanley	11/20/2018	(69)
GBP5,070	USD6,696	Goldman Sachs	11/20/2018	(210)
NOK76,376	USD9,380	Goldman Sachs	11/20/2018	(312)
USD2,285	BRL8,500	Goldman Sachs	11/21/2018	6
TRY24,700	USD3,774	Citibank	11/26/2018	572
USD10,954	COP34,192,000	Goldman Sachs	11/26/2018	347
USD4,486	MXN86,150	Bank of New York Mellon	11/26/2018	263
JPY1,528,105	EUR11,850	Bank of America, N.A.	11/26/2018	119

American Funds Global Balanced Fund	9

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2018 (000)
USD12,116	MYR50,500	JPMorgan Chase	11/26/2018	$55
USD4,284	TRY24,700	Morgan Stanley	11/26/2018	(62)
EUR4,845	USD5,570	Morgan Stanley	11/26/2018	(70)
JPY2,954,700	USD26,350	Goldman Sachs	11/26/2018	(115)
MXN86,150	USD4,391	Bank of America, N.A.	11/26/2018	(169)
GBP11,000	USD14,363	Bank of America, N.A.	11/26/2018	(287)
USD44,506	EUR38,610	Goldman Sachs	11/28/2018	676
USD13,792	THB449,500	Citibank	11/28/2018	223
USD16,934	BRL57,000	Citibank	11/29/2018	1,662
USD3,835	BRL12,950	Citibank	11/29/2018	366
USD5,290	INR390,400	Citibank	11/29/2018	30
EUR7,000	USD7,997	Citibank	11/29/2018	(50)
GBP5,700	USD7,407	Citibank	11/29/2018	(112)
EUR18,836	USD21,673	Goldman Sachs	11/29/2018	(289)
USD22,524	INR1,657,300	JPMorgan Chase	11/30/2018	195
USD15,009	ZAR220,600	Citibank	11/30/2018	112
INR22,000	USD299	JPMorgan Chase	11/30/2018	(2)
JPY1,663,975	EUR13,100	Goldman Sachs	11/30/2018	(94)
USD14,484	PLN55,470	Goldman Sachs	12/3/2018	17
USD27,324	EUR24,080	Bank of America, N.A.	12/3/2018	(25)
BRL15,700	USD4,251	Goldman Sachs	12/3/2018	(46)
USD3,794	BRL15,700	Bank of America, N.A.	12/3/2018	(411)
USD14,724	INR1,090,000	Citibank	12/4/2018	46
USD7,187	INR529,000	Citibank	12/6/2018	65
USD21,771	KRW24,600,000	Morgan Stanley	1/17/2019	122
TRY25,800	USD3,797	Citibank	1/24/2019	585
USD4,317	TRY25,800	Morgan Stanley	1/24/2019	(66)
USD16,380	BRL55,250	Citibank	2/25/2019	1,681
USD27,494	BRL92,500	JPMorgan Chase	3/15/2019	2,919
BRL28,800	USD7,182	Citibank	3/15/2019	469
USD4,244	BRL14,800	JPMorgan Chase	3/15/2019	312
BRL26,600	USD6,774	JPMorgan Chase	3/15/2019	293
BRL51,400	USD13,458	JPMorgan Chase	3/15/2019	197
BRL500	USD125	Bank of America, N.A.	3/15/2019	8
				$13,400

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $923,573,000, which represented 5.61% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $29,951,000, which represented .18% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,151,000, which represented .01% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

10	American Funds Global Balanced Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

EUR = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements

American Funds Global Balanced Fund	11

Financial statements

Statement of assets and liabilities at October 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $16,058,995)		$16,480,194
Cash		5,685
Cash denominated in currencies other than U.S. dollars (cost: $4,777)		4,776
Unrealized appreciation on open forward currency contracts		22,538
Receivables for:
Sales of investments	$221,540
Sales of fund’s shares	14,092
Dividends and interest	73,997
Other	44	309,673
		16,822,866

Liabilities:
Unrealized depreciation on open forward currency contracts		9,138
Payables for:
Purchases of investments	334,282
Repurchases of fund’s shares	8,885
Investment advisory services	6,321
Services provided by related parties	2,937
Trustees’ deferred compensation	1,610
Variation margin on futures contracts	191
Other	2,164	356,390
Net assets at October 31, 2018		$16,457,338

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,019,338
Total distributable earnings		438,000
Net assets at October 31, 2018		$16,457,338

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (540,435 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,090,984	167,229		$30.44
Class C	606,042	19,963		30.36
Class T	10	—	*	30.43
Class F-1	157,962	5,187		30.45
Class F-2	1,601,929	52,598		30.46
Class F-3	421,027	13,831		30.44
Class 529-A	253,493	8,332		30.42
Class 529-C	74,840	2,469		30.31
Class 529-E	13,878	457		30.39
Class 529-T	10	—	*	30.43
Class 529-F-1	31,700	1,042		30.44
Class R-1	4,821	159		30.38
Class R-2	43,733	1,442		30.33
Class R-2E	1,746	58		30.37
Class R-3	57,192	1,882		30.39
Class R-4	41,887	1,376		30.44
Class R-5E	1,699	56		30.43
Class R-5	22,412	735		30.48
Class R-6	8,031,973	263,619		30.47

*	Amount less than one thousand.

See notes to financial statements

12	American Funds Global Balanced Fund

Statement of operations
for the year ended October 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $19,473)	$305,821
Interest (net of non-U.S. taxes of $1,313)	178,499	$484,320
Fees and expenses*:
Investment advisory services	71,808
Distribution services	24,070
Transfer agent services	7,844
Administrative services	5,944
Reports to shareholders	360
Registration statement and prospectus	884
Trustees’ compensation	525
Auditing and legal	66
Custodian	1,351
Other	394	113,246
Net investment income		371,074

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $42)	(16,746)
Futures contracts	(143)
Forward currency contracts	(15,778)
Currency transactions	7,902	(24,765)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(888,190)
Futures contracts	(40)
Forward currency contracts	15,611
Currency translations	(1,011)	(873,630)
Net realized loss and unrealized depreciation		(898,395)

Net decrease in net assets resulting from operations		$(527,321)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2018	2017
Operations:
Net investment income	$371,074	$248,439
Net realized (loss) gain	(24,765)	211,995
Net unrealized (depreciation) appreciation	(873,630)	884,743
Net (decrease) increase in net assets resulting from operations	(527,321)	1,345,177

Distributions paid to shareholders	(583,632)	(232,123)

Net capital share transactions	3,322,971	2,628,352

Total increase in net assets	2,212,018	3,741,406

Net assets:
Beginning of year	14,245,320	10,503,914
End of year	$16,457,338	$14,245,320

See notes to financial statements

American Funds Global Balanced Fund	13

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Funds Global Balanced Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

American Funds Global Balanced Fund	15

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,449,305	$—	$—	$1,449,305
Energy	1,304,744	—	—	1,304,744
Consumer staples	1,185,243	—	—	1,185,243
Financials	1,167,500	—	—	1,167,500
Communication services	1,031,330	—	—	1,031,330
Information technology	935,971	—	—	935,971
Industrials	578,580	—	—	578,580
Utilities	543,028	29,951	—	572,979
Consumer discretionary	526,165	—	—	526,165
Materials	379,708	—	—	379,708
Real estate	142,352	—	—	142,352
Miscellaneous	546,187	—	—	546,187
Preferred securities	8,091	—	—	8,091
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	2,312,476	—	2,312,476
U.S. Treasury bonds & notes	—	2,221,473	—	2,221,473
Corporate bonds & notes	—	1,170,279	—	1,170,279
Mortgage-backed obligations	—	281,534	—	281,534
Short-term securities	—	666,277	—	666,277
Total	$9,798,204	$6,681,990	$—	$16,480,194

16	American Funds Global Balanced Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$47	$—	$—	$47
Unrealized appreciation on open forward currency contracts	—	22,538	—	22,538
Liabilities:
Unrealized depreciation on futures contracts	(87)	—	—	(87)
Unrealized depreciation on open forward currency contracts	—	(9,138)	—	(9,138)
Total	$(40)	$13,400	$—	$13,360

*	Futures contracts and forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

American Funds Global Balanced Fund	17

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract

18	American Funds Global Balanced Fund

is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $63,700,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,230,309,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, October 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$47	Unrealized depreciation*	$87
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	22,538	Unrealized depreciation on open forward currency contracts	9,138
			$22,585		$9,225

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(143)	Net unrealized depreciation on futures contracts	$(40)
Forward currency	Currency	Net realized loss on forward currency contracts	(15,778)	Net unrealized appreciation on forward currency contracts	15,611
			$(15,921)		$15,571

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts and future delivery

American Funds Global Balanced Fund	19

contracts. For futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$2,026	$(1,343)	$(683)	$—	$—
Bank of New York Mellon	263	(203)	—	—	60
Citibank	8,743	(2,330)	—	(5,605)	808
Goldman Sachs	3,365	(2,506)	—	(760)	99
JPMorgan Chase	6,438	(1,033)	(5,263)	—	142
Morgan Stanley	1,703	(1,703)	—	—	—
Total	$22,538	$(9,118)	$(5,946)	$(6,365)	$1,109
Liabilities:
Bank of America, N.A.	$1,343	$(1,343)	$—	$—	$—
Bank of New York Mellon	203	(203)	—	—	—
Citibank	2,330	(2,330)	—	—	—
Goldman Sachs	2,506	(2,506)	—	—	—
JPMorgan Chase	1,033	(1,033)	—	—	—
Morgan Stanley	1,723	(1,703)	—	—	20
Total	$9,138	$(9,118)	$—	$—	$20

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant

20	American Funds Global Balanced Fund

uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2018, the fund reclassified $9,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$27,490
Capital loss carryforward*	(757)
Gross unrealized appreciation on investments	1,483,057
Gross unrealized depreciation on investments	(1,069,705)
Net unrealized appreciation on investments	413,352
Cost of investments	16,080,203

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2018						Year ended October 31, 2017
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$112,853		$75,443		$188,296		$84,907		$—	$84,907
Class B1							3		—	3
Class C	8,859		9,458		18,317		6,363		—	6,363
Class T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class F-1	3,734		2,647		6,381		3,005		—	3,005
Class F-2	34,172		17,744		51,916		17,982		—	17,982
Class F-3[4]	9,021		4,384		13,405		2,383		—	2,383
Class 529-A	5,527		3,761		9,288		3,898		—	3,898
Class 529-B1							1		—	1
Class 529-C	1,020		1,172		2,192		803		—	803
Class 529-E	273		211		484		200		—	200
Class 529-T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class 529-F-1	649		347		996		374		—	374
Class R-1	66		71		137		62		—	62
Class R-2	671		710		1,381		479		—	479
Class R-2E	23		11		34		7		—	7
Class R-3	1,020		804		1,824		792		—	792
Class R-4	896		572		1,468		585		—	585
Class R-5E	10		—	[3]	10		—	[3]	—	—	[3]
Class R-5	547		329		876		329		—	329
Class R-6	186,548		100,079		286,627		109,950		—	109,950
Total	$365,889		$217,743		$583,632		$232,123		$—	$232,123

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

American Funds Global Balanced Fund	21

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of average daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2018, the investment advisory services fee was $71,808,000, which was equivalent to an annualized rate of 0.444% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior

22	American Funds Global Balanced Fund

calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$14,746	$4,876		$535		Not applicable
Class C	6,561	603		328		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	459	223		92		Not applicable
Class F-2	Not applicable	1,496		719		Not applicable
Class F-3	Not applicable	23		183		Not applicable
Class 529-A	612	214		133		$175
Class 529-C	809	67		41		54
Class 529-E	73	6		7		10
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	22		14		18
Class R-1	49	5		3		Not applicable
Class R-2	364	166		24		Not applicable
Class R-2E	8	3		1		Not applicable
Class R-3	284	82		28		Not applicable
Class R-4	105	42		21		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	12		11		Not applicable
Class R-6	Not applicable	3		3,804		Not applicable
Total class-specific expenses	$24,070	$7,844		$5,944		$257

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $525,000 in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net increase of $119,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2018.

American Funds Global Balanced Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class A	$936,001	28,755		$186,073		5,771		$(733,013)	(22,717)	$389,061	11,809
Class C	131,419	4,048		18,147		564		(138,463)	(4,294)	11,103	318
Class T	—	—		—		—		—	—	—	—
Class F-1	81,742	2,510		6,330		196		(85,962)	(2,664)	2,110	42
Class F-2	896,499	27,684		49,026		1,521		(354,949)	(11,025)	590,576	18,180
Class F-3	233,447	7,202		11,606		360		(67,003)	(2,081)	178,050	5,481
Class 529-A	67,190	2,064		9,285		288		(46,689)	(1,446)	29,786	906
Class 529-C	18,085	560		2,192		68		(27,008)	(834)	(6,731)	(206)
Class 529-E	3,273	101		483		15		(2,932)	(91)	824	25
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	15,643	484		996		31		(4,571)	(140)	12,068	375
Class R-1	1,606	50		136		4		(1,788)	(55)	(46)	(1)
Class R-2	14,894	459		1,379		43		(17,303)	(538)	(1,030)	(36)
Class R-2E	1,349	42		34		1		(285)	(9)	1,098	34
Class R-3	18,898	585		1,814		56		(14,209)	(438)	6,503	203
Class R-4	17,542	540		1,468		46		(10,301)	(318)	8,709	268
Class R-5E	2,003	62		9		—	[2]	(234)	(6)	1,778	56
Class R-5	8,344	256		869		27		(5,548)	(171)	3,665	112
Class R-6	1,886,664	57,974		286,624		8,889		(77,841)	(2,419)	2,095,447	64,444
Total net increase (decrease)	$4,334,599	133,376		$576,471		17,880		$(1,588,099)	(49,246)	$3,322,971	102,010

Year ended October 31, 2017

Class A	$781,724	25,156		$83,553		2,704		$(797,785)	(25,972)	$67,492	1,888
Class B3	13	1		3		—	[2]	(1,880)	(63)	(1,864)	(62)
Class C	113,695	3,676		6,277		203		(154,821)	(5,041)	(34,849)	(1,162)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	48,863	1,579		2,967		96		(91,205)	(2,963)	(39,375)	(1,288)
Class F-2	686,045	22,127		16,662		537		(364,089)	(11,775)	338,618	10,889
Class F-3[5]	274,259	8,753		1,768		55		(14,638)	(458)	261,389	8,350
Class 529-A	42,842	1,379		3,898		126		(32,747)	(1,058)	13,993	447
Class 529-B3	2	—	[2]	—	[2]	—	[2]	(273)	(9)	(271)	(9)
Class 529-C	15,143	490		803		26		(14,671)	(479)	1,275	37
Class 529-E	2,720	87		200		7		(2,436)	(78)	484	16
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	5,822	187		373		12		(3,069)	(100)	3,126	99
Class R-1	1,093	36		62		2		(3,433)	(112)	(2,278)	(74)
Class R-2	14,670	476		477		16		(15,589)	(510)	(442)	(18)
Class R-2E	528	18		7		—	[2]	(89)	(3)	446	15
Class R-3	17,273	561		788		25		(18,622)	(603)	(561)	(17)
Class R-4	16,344	533		585		18		(11,122)	(359)	5,807	192
Class R-5E	—	—		—		—		—	—	—	—
Class R-5	13,702	449		325		11		(3,340)	(109)	10,687	351
Class R-6	1,961,762	63,253		109,942		3,542		(67,049)	(2,138)	2,004,655	64,657
Total net increase (decrease)	$3,996,520	128,761		$228,690		7,380		$(1,596,858)	(51,830)	$2,628,352	84,311

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	American Funds Global Balanced Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,582,442,000 and $8,124,595,000, respectively, during the year ended October 31, 2018.

10. Ownership concentration

At October 31, 2018, the fund had one shareholder, American Funds Moderate Growth and Income Portfolio, with aggregate ownership of the fund’s outstanding shares of 12%. CRMC is the investment adviser to American Funds Moderate Growth and Income Portfolio.

American Funds Global Balanced Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class A:
10/31/2018	$32.48	$.70	$(1.58)	$(.88)	$(.68)	$(.48)	$(1.16)	$30.44	(2.85)%	$5,091		.84%		.84%		2.15%
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.51	5,049		.85		.85		1.95
10/31/2016	29.66	.59	.50	1.09	(.54)	(.55)	(1.09)	29.66	3.78	4,554		.85		.85		2.02
10/31/2015	31.49	.52	(1.27)	(.75)	(.36)	(.72)	(1.08)	29.66	(2.42)	4,550		.85		.85		1.72
10/31/2014	30.22	.68	1.68	2.36	(.57)	(.52)	(1.09)	31.49	7.91	4,430		.89		.89		2.20
Class C:
10/31/2018	32.39	.45	(1.56)	(1.11)	(.44)	(.48)	(.92)	30.36	(3.58)	606		1.61		1.61		1.39
10/31/2017	29.58	.36	2.77	3.13	(.32)	—	(.32)	32.39	10.64	636		1.63		1.63		1.17
10/31/2016	29.58	.35	.50	.85	(.30)	(.55)	(.85)	29.58	2.97	616		1.65		1.65		1.21
10/31/2015	31.42	.28	(1.28)	(1.00)	(.12)	(.72)	(.84)	29.58	(3.23)	616		1.65		1.65		.93
10/31/2014	30.16	.43	1.68	2.11	(.33)	(.52)	(.85)	31.42	7.10	568		1.69		1.69		1.39
Class T:
10/31/2018	32.48	.76	(1.57)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.67)[5]	—	[6]	.62	[5]	.62	[5]	2.34	[5]
10/31/2017[7,8]	30.58	.38	1.86	2.24	(.34)	—	(.34)	32.48	7.36 [5,9]	—	[6]	.62	[5,10]	.62	[5,10]	2.12	[5,10]
Class F-1:
10/31/2018	32.49	.69	(1.58)	(.89)	(.67)	(.48)	(1.15)	30.45	(2.90)	158		.89		.89		2.12
10/31/2017	29.66	.59	2.78	3.37	(.54)	—	(.54)	32.49	11.43	167		.90		.90		1.90
10/31/2016	29.66	.57	.50	1.07	(.52)	(.55)	(1.07)	29.66	3.76	191		.91		.91		1.96
10/31/2015	31.50	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.66	(2.51)	183		.91		.91		1.66
10/31/2014	30.22	.71	1.64	2.35	(.55)	(.52)	(1.07)	31.50	7.87	184		.94		.94		2.27
Class F-2:
10/31/2018	32.50	.77	(1.57)	(.80)	(.76)	(.48)	(1.24)	30.46	(2.63)	1,602		.62		.62		2.38
10/31/2017	29.68	.67	2.78	3.45	(.63)	—	(.63)	32.50	11.75	1,119		.64		.64		2.16
10/31/2016	29.67	.65	.51	1.16	(.60)	(.55)	(1.15)	29.68	4.03	698		.65		.65		2.21
10/31/2015	31.51	.59	(1.29)	(.70)	(.42)	(.72)	(1.14)	29.67	(2.24)	532		.65		.65		1.94
10/31/2014	30.24	.71	1.71	2.42	(.63)	(.52)	(1.15)	31.51	8.16	427		.68		.68		2.28
Class F-3:
10/31/2018	32.48	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.44	(2.54)	421		.52		.52		2.48
10/31/2017[7,11]	30.03	.52	2.40	2.92	(.47)	—	(.47)	32.48	9.78 [9]	271		.53	[10]	.53	[10]	2.14	[10]
Class 529-A:
10/31/2018	32.47	.68	(1.58)	(.90)	(.67)	(.48)	(1.15)	30.42	(2.93)	253		.89		.89		2.11
10/31/2017	29.64	.59	2.79	3.38	(.55)	—	(.55)	32.47	11.50	241		.90		.90		1.90
10/31/2016	29.64	.57	.49	1.06	(.51)	(.55)	(1.06)	29.64	3.70	207		.93		.93		1.94
10/31/2015	31.48	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.64	(2.53)	199		.93		.93		1.65
10/31/2014	30.21	.66	1.68	2.34	(.55)	(.52)	(1.07)	31.48	7.87	196		.96		.96		2.14

26	American Funds Global Balanced Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
10/31/2018	$32.34	$.43	$(1.57)	$(1.14)	$(.41)	$(.48)	$(.89)	$30.31	(3.66)%	$75		1.66%		1.66%		1.33%
10/31/2017	29.53	.34	2.78	3.12	(.31)	—	(.31)	32.34	10.61	87		1.69		1.69		1.11
10/31/2016	29.53	.33	.51	.84	(.29)	(.55)	(.84)	29.53	2.91	78		1.72		1.72		1.15
10/31/2015	31.37	.26	(1.28)	(1.02)	(.10)	(.72)	(.82)	29.53	(3.30)	77		1.73		1.73		.85
10/31/2014	30.12	.41	1.67	2.08	(.31)	(.52)	(.83)	31.37	6.99	73		1.76		1.76		1.33
Class 529-E:
10/31/2018	32.43	.61	(1.57)	(.96)	(.60)	(.48)	(1.08)	30.39	(3.13)	14		1.12		1.12		1.88
10/31/2017	29.61	.52	2.78	3.30	(.48)	—	(.48)	32.43	11.19	14		1.13		1.13		1.67
10/31/2016	29.61	.50	.50	1.00	(.45)	(.55)	(1.00)	29.61	3.51	12		1.16		1.16		1.71
10/31/2015	31.45	.42	(1.28)	(.86)	(.26)	(.72)	(.98)	29.61	(2.77)	12		1.18		1.18		1.40
10/31/2014	30.18	.59	1.67	2.26	(.47)	(.52)	(.99)	31.45	7.57	11		1.21		1.21		1.90
Class 529-T:
10/31/2018	32.48	.75	(1.57)	(.82)	(.75)	(.48)	(1.23)	30.43	(2.71)[5]	—	[6]	.65	[5]	.65	[5]	2.31	[5]
10/31/2017[7,8]	30.58	.37	1.86	2.23	(.33)	—	(.33)	32.48	7.33 [5,9]	—	[6]	.68	[5,10]	.68	[5,10]	2.06	[5,10]
Class 529-F-1:
10/31/2018	32.48	.75	(1.56)	(.81)	(.75)	(.48)	(1.23)	30.44	(2.67)	32		.66		.66		2.33
10/31/2017	29.66	.65	2.78	3.43	(.61)	—	(.61)	32.48	11.69	22		.69		.69		2.11
10/31/2016	29.65	.63	.51	1.14	(.58)	(.55)	(1.13)	29.66	3.95	17		.72		.72		2.15
10/31/2015	31.50	.56	(1.29)	(.73)	(.40)	(.72)	(1.12)	29.65	(2.34)	14		.72		.72		1.86
10/31/2014	30.23	.72	1.68	2.40	(.61)	(.52)	(1.13)	31.50	8.08	12		.76		.76		2.33
Class R-1:
10/31/2018	32.42	.44	(1.57)	(1.13)	(.43)	(.48)	(.91)	30.38	(3.62)	5		1.62		1.62		1.37
10/31/2017	29.59	.37	2.77	3.14	(.31)	—	(.31)	32.42	10.68	5		1.63		1.63		1.19
10/31/2016	29.59	.38	.50	.88	(.33)	(.55)	(.88)	29.59	3.04	7		1.58		1.58		1.30
10/31/2015	31.43	.31	(1.28)	(.97)	(.15)	(.72)	(.87)	29.59	(3.12)[5]	8		1.54	[5]	1.54	[5]	1.04	[5]
10/31/2014	30.17	.52	1.66	2.18	(.40)	(.52)	(.92)	31.43	7.35 [5]	8		1.44	[5]	1.44	[5]	1.69	[5]
Class R-2:
10/31/2018	32.37	.45	(1.57)	(1.12)	(.44)	(.48)	(.92)	30.33	(3.57)	44		1.60		1.60		1.39
10/31/2017	29.55	.37	2.78	3.15	(.33)	—	(.33)	32.37	10.68	48		1.60		1.60		1.20
10/31/2016	29.56	.36	.49	.85	(.31)	(.55)	(.86)	29.55	2.97	44		1.64		1.64		1.22
10/31/2015	31.40	.29	(1.28)	(.99)	(.13)	(.72)	(.85)	29.56	(3.19)	41		1.62		1.62		.96
10/31/2014	30.15	.43	1.67	2.10	(.33)	(.52)	(.85)	31.40	7.06	36		1.69		1.69		1.40
Class R-2E:
10/31/2018	32.44	.56	(1.59)	(1.03)	(.56)	(.48)	(1.04)	30.37	(3.34)	2		1.31		1.31		1.75
10/31/2017	29.64	.46	2.78	3.24	(.44)	—	(.44)	32.44	11.01	1		1.33		1.33		1.48
10/31/2016	29.63	.41	.58	.99	(.43)	(.55)	(.98)	29.64	3.45	—	[6]	1.35		1.32		1.42
10/31/2015	31.48	.51	(1.28)	(.77)	(.36)	(.72)	(1.08)	29.63	(2.48)[5]	—	[6]	.90	[5]	.90	[5]	1.69	[5]
10/31/2014[7,12]	31.95	.06	(.39)	(.33)	(.14)	—	(.14)	31.48	(1.04)[5,9]	—	[6]	.13	[5,9]	.13	[5,9]	.20	[5,9]

See end of table for footnotes.

American Funds Global Balanced Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class R-3:
10/31/2018	$32.43	$.59	$(1.57)	$(.98)	$(.58)	$(.48)	$(1.06)	$30.39	(3.16)%	$57		1.16%		1.16%		1.83%
10/31/2017	29.61	.51	2.78	3.29	(.47)	—	(.47)	32.43	11.18	54		1.16		1.16		1.65
10/31/2016	29.61	.49	.50	.99	(.44)	(.55)	(.99)	29.61	3.45	50		1.20		1.20		1.68
10/31/2015	31.45	.42	(1.27)	(.85)	(.27)	(.72)	(.99)	29.61	(2.75)	45		1.18		1.18		1.40
10/31/2014	30.19	.58	1.67	2.25	(.47)	(.52)	(.99)	31.45	7.57	36		1.22		1.22		1.87
Class R-4:
10/31/2018	32.48	.69	(1.57)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.87)	42		.86		.86		2.14
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.49	36		.87		.87		1.94
10/31/2016	29.66	.57	.51	1.08	(.53)	(.55)	(1.08)	29.66	3.74	27		.90		.90		1.96
10/31/2015	31.50	.52	(1.29)	(.77)	(.35)	(.72)	(1.07)	29.66	(2.47)	25		.88		.88		1.71
10/31/2014	30.23	.67	1.68	2.35	(.56)	(.52)	(1.08)	31.50	7.92	22		.91		.91		2.16
Class R-5E:
10/31/2018	32.48	.73	(1.54)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.66)	1		.65		.65		2.31
10/31/2017	29.64	.69	2.79	3.48	(.64)	—	(.64)	32.48	11.86	—	[6]	.75		.57		2.23
10/31/2016[7,13]	29.46	.59	.72	1.31	(.58)	(.55)	(1.13)	29.64	4.58 [9]	—	[6]	.75	[10]	.75	[10]	2.13	[10]
Class R-5:
10/31/2018	32.53	.79	(1.59)	(.80)	(.77)	(.48)	(1.25)	30.48	(2.61)	22		.57		.57		2.43
10/31/2017	29.70	.69	2.79	3.48	(.65)	—	(.65)	32.53	11.84	20		.58		.58		2.22
10/31/2016	29.70	.67	.49	1.16	(.61)	(.55)	(1.16)	29.70	4.04	8		.60		.60		2.28
10/31/2015	31.54	.60	(1.28)	(.68)	(.44)	(.72)	(1.16)	29.70	(2.19)	6		.60		.60		1.97
10/31/2014	30.25	.89	1.56	2.45	(.64)	(.52)	(1.16)	31.54	8.23	5		.62		.62		2.87
Class R-6:
10/31/2018	32.51	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.47	(2.53)	8,032		.52		.52		2.48
10/31/2017	29.68	.70	2.79	3.49	(.66)	—	(.66)	32.51	11.90	6,475		.53		.53		2.27
10/31/2016	29.68	.68	.50	1.18	(.63)	(.55)	(1.18)	29.68	4.10	3,993		.54		.54		2.33
10/31/2015	31.52	.65	(1.32)	(.67)	(.45)	(.72)	(1.17)	29.68	(2.14)	2,893		.54		.54		2.16
10/31/2014	30.25	.75	1.71	2.46	(.67)	(.52)	(1.19)	31.52	8.27	199		.57		.57		2.42

	Year ended October 31
Portfolio turnover rate for all share classes[14]	2018	2017	2016	2015	2014
Excluding mortgage dollar roll transactions	45%	37%	39%	46%	Not available
Including mortgage dollar roll transactions	59%	44%	59%	85%	74%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.17 and .54 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements

28	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 12, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Global Balanced Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2018, through October 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Global Balanced Fund

	Beginning account value 5/1/2018	Ending account value 10/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$946.96	$4.12	.84%
Class A – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class C – actual return	1,000.00	943.50	7.84	1.60
Class C – assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class T – actual return	1,000.00	947.71	2.99	.61
Class T – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class F-1 – actual return	1,000.00	946.66	4.37	.89
Class F-1 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class F-2 – actual return	1,000.00	948.13	3.04	.62
Class F-2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-3 – actual return	1,000.00	948.51	2.55	.52
Class F-3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 529-A – actual return	1,000.00	946.73	4.32	.88
Class 529-A – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-C – actual return	1,000.00	943.16	8.08	1.65
Class 529-C – assumed 5% return	1,000.00	1,016.89	8.39	1.65
Class 529-E – actual return	1,000.00	945.62	5.44	1.11
Class 529-E – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class 529-T – actual return	1,000.00	947.86	3.19	.65
Class 529-T – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-F-1 – actual return	1,000.00	947.90	3.19	.65
Class 529-F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-1 – actual return	1,000.00	943.30	7.89	1.61
Class R-1 – assumed 5% return	1,000.00	1,017.09	8.19	1.61
Class R-2 – actual return	1,000.00	943.57	7.79	1.59
Class R-2 – assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class R-2E – actual return	1,000.00	944.66	6.37	1.30
Class R-2E – assumed 5% return	1,000.00	1,018.65	6.61	1.30
Class R-3 – actual return	1,000.00	945.77	5.64	1.15
Class R-3 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class R-4 – actual return	1,000.00	946.93	4.22	.86
Class R-4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-5E – actual return	1,000.00	947.96	3.19	.65
Class R-5E – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 – actual return	1,000.00	948.08	2.75	.56
Class R-5 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class R-6 – actual return	1,000.00	948.59	2.50	.51
Class R-6 – assumed 5% return	1,000.00	1,022.63	2.60	.51

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2018:

Foreign taxes	$0.04 per share
Foreign source income	$0.65 per share
Long-term capital gains	$217,434,000
Qualified dividend income	$343,773,000
Corporate dividends received deduction	$84,334,000
U.S. government income that may be exempt from state taxation	$40,896,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

32	American Funds Global Balanced Fund

This page was intentionally left blank.

American Funds Global Balanced Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company	4	None

William H. Kling and Bailey Morris-Eck, trustees of the fund since 2010, have retired from the board. Leonard R. Fuller, a trustee of the fund since 2010, will retire from the board on December 31, 2018. The trustees thank Mr. Fuller, Mr. Kling and Ms. Morris-Eck for their dedication and service to the fund and its shareholders.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Eric S. Richter, 1960 President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Global Balanced Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
David M. Riley, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Mark A. Brett, 1958 Vice President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Partner — Capital Fixed Income Investors, Capital International Limited;[6] Senior Vice President, Capital International Limited;[6] Senior Vice President, Capital International Sàrl;[6] Director, Capital Strategy Research, Inc.[6]
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company; Vice President, Capital Guardian Trust Company;[6] Vice President and Trust Officer, Capital Bank and Trust Company;6 Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Global Balanced Fund	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

534,319,769

Total shares voting on November 28, 2018:

504,370,418 (94.4% of shares outstanding)

The Proposal: To elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Louise H. Bryson	495,672,945	98.3%	8,697,472	1.7%
Mary Anne Dolan	495,816,948	98.3	8,553,470	1.7
James G. Ellis	494,906,194	98.1	9,464,223	1.9
Pablo R. González Guajardo	437,028,677	86.6	67,341,741	13.4
William D. Jones	496,170,246	98.4	8,200,172	1.6
John C. Mazziotta	495,559,157	98.3	8,811,261	1.7
William R. McLaughlin	496,350,144	98.4	8,020,274	1.6
William L. Robbins	495,702,896	98.3	8,667,522	1.7
Kenneth M. Simril	496,213,359	98.4	8,157,059	1.6
James R. Terrile	495,993,630	98.3	8,376,788	1.7
Kathy J. Williams	496,882,085	98.5	7,488,332	1.5

36	American Funds Global Balanced Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2018, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:

2017	$94,000
2018	$4,000

b) Audit-Related Fees:
2017	$3,000
2018	$4,000

c) Tax Fees:
2017	$11,000
2018	$11,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,194,000
2018	$1,325,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	$80,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,396,000 for fiscal year 2017 and $1,420,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio
October 31, 2018
Common stocks 59.67% Health care 8.81%	Shares	Value (000)
Novartis AG	2,604,950	$228,229
Abbott Laboratories	3,182,879	219,428
AbbVie Inc.	2,661,800	207,221
Gilead Sciences, Inc.	2,262,300	154,244
Amgen Inc.	616,246	118,806
Daiichi Sankyo Co., Ltd.	2,862,000	109,422
Thermo Fisher Scientific Inc.	436,000	101,871
Stryker Corp.	560,150	90,868
UnitedHealth Group Inc.	260,000	67,951
Johnson & Johnson	470,000	65,795
Teva Pharmaceutical Industries Ltd. (ADR)	1,478,500	29,541
Hologic, Inc.[1]	667,100	26,010
GlaxoSmithKline PLC	1,181,100	22,814
Grifols, SA, Class A, non-registered shares	235,172	6,710
Grifols, SA, Class B, nonvoting preferred, non-registered shares	19,228	395
		1,449,305
Energy 7.93%
Royal Dutch Shell PLC, Class B	7,799,400	255,710
Royal Dutch Shell PLC, Class A (GBP denominated)	2,710,056	86,617
TOTAL SA	3,486,474	205,188
BP PLC	17,491,351	126,834
Exxon Mobil Corp.	1,391,000	110,835
Enbridge Inc. (CAD denominated)	2,354,402	73,362
Enbridge Inc. (CAD denominated)[2]	758,336	23,630
Canadian Natural Resources, Ltd. (CAD denominated)	3,428,000	94,055
Noble Energy, Inc.	2,630,000	65,355
Halliburton Co.	1,500,000	52,020
Eni SpA	2,800,000	49,810
TransCanada Corp.	1,121,535	42,290
Schlumberger Ltd.	762,000	39,098
ONEOK, Inc.	583,800	38,297
Golar LNG Ltd.	702,200	18,805
Kinder Morgan, Inc.	774,663	13,185
Chesapeake Energy Corp.[1]	2,750,000	9,653
		1,304,744
Consumer staples 7.20%
Imperial Brands PLC	6,347,600	215,251
Altria Group, Inc.	2,849,795	185,351
Philip Morris International Inc.	2,064,218	181,796
British American Tobacco PLC	3,376,000	146,436
British American Tobacco PLC (ADR)	454,516	19,726
Pernod Ricard SA	683,753	104,396
Walgreens Boots Alliance, Inc.	1,245,200	99,330
Nestlé SA	1,158,291	97,894
Meiji Holdings Co., Ltd.	762,500	50,682
American Funds Global Balanced Fund — Page 1 of 18

Common stocks Consumer staples (continued)	Shares	Value (000)
Kirin Holdings Co., Ltd.	1,904,500	$45,547
Coca-Cola Co.	700,000	33,516
Thai Beverage PCL	11,785,200	5,318
		1,185,243
Financials 7.09%
Zurich Insurance Group AG	579,125	180,094
HDFC Bank Ltd.	3,701,520	95,698
JPMorgan Chase & Co.	771,800	84,142
Prudential PLC	4,084,495	81,993
UBS Group AG	5,469,627	76,520
Insurance Australia Group Ltd.	13,396,787	64,796
BNP Paribas SA	982,800	51,350
Banca Mediolanum SpA	8,425,275	48,907
Royal Bank of Canada	670,000	48,818
Société Générale	1,315,000	48,377
Barclays PLC	17,436,861	38,446
Sampo Oyj, Class A	815,000	37,534
China Construction Bank Corp., Class H	47,227,000	37,459
HSBC Holdings PLC (HKD denominated)	4,132,324	33,936
Itaúsa - Investimentos Itaú SA, preferred nominative	10,930,617	33,013
Bankia, SA	9,328,000	29,361
ABN AMRO Group NV, depository receipts	1,167,000	28,683
AIA Group Ltd.	3,775,200	28,572
Lloyds Banking Group PLC	38,308,000	28,018
CME Group Inc., Class A	137,000	25,104
KB Financial Group Inc.	575,000	23,917
Principal Financial Group, Inc.	488,500	22,994
Bank of China Ltd., Class H	32,695,000	13,925
Intesa Sanpaolo SpA	1,614,000	3,570
Hana Financial Group Inc.	44,400	1,492
DBS Group Holdings Ltd	46,095	781
		1,167,500
Communication services 6.27%
Netflix, Inc.[1]	664,750	200,608
Alphabet Inc., Class C1	75,506	81,303
Alphabet Inc., Class A1	71,575	78,058
Verizon Communications Inc.	2,631,000	150,204
Tencent Holdings Ltd.	3,992,800	135,946
Nippon Telegraph and Telephone Corp.	1,797,000	75,648
Yandex NV, Class A1	2,360,086	71,109
SoftBank Group Corp.	875,000	70,164
LG Uplus Corp.	3,653,158	51,774
BCE Inc. (CAD denominated)	1,205,000	46,637
BT Group PLC	14,445,200	44,415
ITV PLC	13,375,000	25,464
		1,031,330
Information technology 5.69%
Microsoft Corp.	2,389,000	255,169
Broadcom Inc.	803,700	179,619
Intel Corp.	3,229,500	151,399
Taiwan Semiconductor Manufacturing Co., Ltd.	11,975,000	90,558
Accenture PLC, Class A	295,000	46,498
American Funds Global Balanced Fund — Page 2 of 18

Common stocks Information technology (continued)	Shares	Value (000)
Tokyo Electron Ltd.	329,500	$45,803
QUALCOMM Inc.	700,000	44,023
Western Union Co.	2,200,000	39,688
Samsung Electronics Co., Ltd.	954,500	35,515
ASML Holding NV	156,200	26,701
Xiaomi Corp., Class B1	13,519,600	20,998
		935,971
Industrials 3.51%
General Dynamics Corp.	700,300	120,858
SMC Corp.	329,900	105,693
Boeing Co.	200,000	70,972
Komatsu Ltd.	2,375,800	61,998
Union Pacific Corp.	276,000	40,357
Aena SME, SA, non-registered shares	240,483	38,447
Adani Ports & Special Economic Zone Ltd.	7,610,000	32,814
Eiffage SA	308,000	30,148
ASSA ABLOY AB, Class B	1,108,000	22,097
Airbus SE, non-registered shares	148,000	16,379
Alliance Global Group, Inc.[1]	68,303,500	14,502
United Technologies Corp.	104,300	12,955
BAE Systems PLC	1,410,800	9,482
General Electric Co.	186,000	1,878
		578,580
Utilities 3.48%
Engie SA	8,273,677	110,346
Engie SA, bonus shares[3]	2,245,759	29,951
China Gas Holdings Ltd.	35,160,946	111,196
Iberdrola, SA, non-registered shares	9,991,955	70,802
National Grid PLC	5,245,340	55,594
SUEZ	3,178,000	46,020
China Resources Gas Group Ltd.	10,932,000	41,821
SSE PLC	2,426,046	35,398
ENN Energy Holdings Ltd.	3,381,000	28,736
Red Eléctrica de Corporación, SA	1,181,800	24,496
Exelon Corp.	425,000	18,619
		572,979
Consumer discretionary 3.20%
Alibaba Group Holding Ltd. (ADR)[1]	904,500	128,692
Hyundai Motor Co.	828,975	77,474
Amazon.com, Inc.[1]	36,325	58,048
LVMH Moët Hennessy-Louis Vuitton SE	178,000	54,193
Midea Group Co., Ltd., Class A	9,835,000	52,234
Galaxy Entertainment Group Ltd.	9,648,000	52,165
Samsonite International SA	12,990,000	37,271
Kering SA	77,333	34,476
Ctrip.com International, Ltd. (ADR)[1]	345,000	11,482
Hyundai Mobis Co., Ltd.	66,425	11,075
Compass Group PLC	399,000	7,854
NIKE, Inc., Class B	16,000	1,201
		526,165
American Funds Global Balanced Fund — Page 3 of 18

Common stocks Materials 2.31%	Shares	Value (000)
Rio Tinto PLC	3,533,200	$171,771
Vale SA, ordinary nominative (ADR)	7,610,697	114,922
Taiyo Nippon Sanso Corp.	2,841,100	45,751
Asahi Kasei Corp.	3,483,000	41,888
Akzo Nobel NV	63,900	5,376
		379,708
Real estate 0.86%
Sun Hung Kai Properties Ltd.	3,800,000	49,378
Link Real Estate Investment Trust REIT	4,181,600	37,060
American Campus Communities, Inc. REIT	762,000	30,107
Crown Castle International Corp. REIT	188,000	20,443
CK Asset Holdings Ltd.	826,500	5,364
		142,352
Miscellaneous 3.32%
Other common stocks in initial period of acquisition		546,187
Total common stocks (cost: $9,145,712,000)		9,820,064
Preferred securities 0.05% Financials 0.05%
Fannie Mae, Series S, 8.25% noncumulative[1]	528,625	3,161
Fannie Mae, Series T, 8.25% noncumulative[1]	167,000	994
Fannie Mae, Series R, 7.625% noncumulative[1]	104,000	524
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative[1]	570,650	3,412
Total preferred securities (cost: $6,859,000)		8,091
Bonds, notes & other debt instruments 36.37% Bonds & notes of governments & government agencies outside the U.S. 14.05%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 2022[2]	$11,100	10,660
Abu Dhabi (Emirate of) 3.125% 2027[2]	7,100	6,608
Australia (Commonwealth of), Series 128, 5.75% 2022	A$28,350	22,689
Australia (Commonwealth of), Series 133, 5.50% 2023	20,000	16,162
Bank of Thailand 1.49% 2019	THB70,500	2,121
Bank of Thailand 1.50% 2019	374,500	11,290
Belgium (Kingdom of), Series 77, 1.00% 2026	€13,190	15,506
Belgium (Kingdom of), Series 71, 3.75% 2045	2,100	3,460
Brazil (Federative Republic of) 0% 2021	BRL165,000	35,767
Brazil (Federative Republic of) 10.00% 2025	60,319	16,445
Canada 1.00% 2022	C$13,000	9,371
Canada 2.25% 2025	43,800	32,846
Chile (Banco Central de) 4.00% 2023	CLP13,375,000	18,998
Chile (Banco Central de) 4.50% 2026	7,170,000	10,309
Chile (Republic of) 3.86% 2047	$2,100	1,899
Colombia (Republic of) 3.875% 2027	480	458
Colombia (Republic of) 4.50% 2029	1,135	1,121
Colombia (Republic of), Series B, 6.25% 2025	COP33,620,000	10,157
Czech Republic 0.45% 2023	CZK188,000	7,682
Egypt (Arab Republic of) 5.75% 2020	$3,600	3,633
European Financial Stability Facility 0.40% 2025	€13,200	14,944
European Investment Bank 2.25% 2022	$19,076	18,542
American Funds Global Balanced Fund — Page 4 of 18

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
French Republic O.A.T. 1.00% 2025	€12,530	$14,859
French Republic O.A.T. 0.75% 2028	13,000	14,724
French Republic O.A.T. 3.25% 2045	6,700	10,458
French Republic O.A.T. 2.00% 2048	4,000	4,933
Germany (Federal Republic of) 1.75% 2024	12,690	15,833
Germany (Federal Republic of) 0.50% 2027	26,900	31,093
Germany (Federal Republic of) 0.50% 2028	41,610	47,885
Germany (Federal Republic of) 2.50% 2046	10,220	15,835
Germany (Federal Republic of) 1.25% 2048	21,750	26,089
Greece (Hellenic Republic of) 3.50% 2023	3,100	3,542
Greece (Hellenic Republic of) 3.375% 2025	5,300	5,829
Greece (Hellenic Republic of) 3.75% 2028	1,300	1,421
Greece (Hellenic Republic of) 3.90% 2033	7,100	7,315
Greece (Hellenic Republic of) 4.00% 2037	7,400	7,301
Greece (Hellenic Republic of) 4.20% 2042	7,400	7,291
Honduras (Republic of) 8.75% 2020	$4,935	5,332
India (Republic of) 7.28% 2019	INR285,100	3,856
India (Republic of) 7.80% 2021	1,101,800	14,957
India (Republic of) 7.68% 2023	467,000	6,288
India (Republic of) 7.35% 2024	100,000	1,323
India (Republic of) 6.97% 2026	3,189,000	40,986
India (Republic of) 7.59% 2026	492,100	6,547
India (Republic of) 6.79% 2027	347,000	4,371
India (Republic of) 7.59% 2029	280,000	3,676
Indonesia (Republic of) 4.875% 2021	$9,100	9,309
Indonesia (Republic of) 4.875% 2021[2]	1,500	1,534
Indonesia (Republic of) 3.75% 2022	4,895	4,811
Indonesia (Republic of) 3.375% 2023	640	613
Indonesia (Republic of) 4.75% 2026	4,800	4,754
Ireland (Republic of) 3.90% 2023	€11,430	15,155
Ireland (Republic of) 0.90% 2028	21,880	24,664
Israel (State of) 2.00% 2027	ILS41,410	11,031
Israel (State of) 5.50% 2042	61,800	22,998
Italy (Republic of) 1.35% 2022	€13,200	14,541
Italy (Republic of) 1.45% 2022	10,700	11,747
Italy (Republic of) 0.95% 2023	27,400	29,142
Italy (Republic of) 0.95% 2023	5,500	5,852
Italy (Republic of) 4.50% 2024	5,100	6,252
Italy (Republic of) 1.45% 2025	8,060	8,312
Italy (Republic of) 2.05% 2027	7,330	7,568
Japan, Series 128, 0.10% 2021	¥1,566,600	13,968
Japan, Series 315, 1.20% 2021	3,045,000	27,931
Japan, Series 134, 0.10% 2022	4,005,000	35,797
Japan, Series 17, 0.10% 2023[4]	245,340	2,245
Japan, Series 19, 0.10% 2024[4]	1,473,140	13,532
Japan, Series 18, 0.10% 2024[4]	705,160	6,459
Japan, Series 337, 0.30% 2024	3,719,800	33,668
Japan, Series 20, 0.10% 2025[4]	662,205	6,084
Japan, Series 340, 0.40% 2025	2,790,000	25,449
Japan, Series 344, 0.10% 2026	2,310,000	20,600
Japan, Series 21, 0.10% 2026[4]	1,313,403	12,106
Japan, Series 346, 0.10% 2027	12,820,000	114,169
Japan, Series 145, 1.70% 2033	4,540,000	47,850
Japan, Series 150, 1.40% 2034	660,000	6,708
Japan, Series 21, 2.30% 2035	1,360,000	15,572
American Funds Global Balanced Fund — Page 5 of 18

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Japan, Series 161, 0.60% 2037	¥800,000	$7,105
Japan, Series 36, 2.00% 2042	200,000	2,246
Japan, Series 42, 1.70% 2044	437,000	4,677
Japan, Series 53, 0.60% 2046	1,311,500	10,919
Japan, Series 57, 0.80% 2047	2,896,350	25,298
Japan, Series 59, 0.70% 2048	2,630,000	22,307
Kenya (Republic of) 5.875% 2019	$1,400	1,411
KfW 2.125% 2022	9,743	9,444
Kuwait (State of) 2.75% 2022[2]	7,300	7,108
Lithuania (Republic of) 7.375% 2020	2,900	3,053
Lithuania (Republic of) 6.625% 2022[2]	1,000	1,093
Maharashtra (State of) 8.12% 2025	INR269,020	3,578
Malaysia (Federation of), Series 0314, 4.048% 2021	MYR13,400	3,237
Malaysia (Federation of), Series 0111, 4.16% 2021	60,700	14,694
Malaysia (Federation of), Series 0215, 3.795% 2022	16,000	3,824
Malaysia (Federation of), Series 0115, 3.955% 2025	98,300	23,316
Malaysia (Federation of), Series 0316, 3.90% 2026	40,200	9,466
Malaysia (Federation of), Series 0311, 4.392% 2026	27,400	6,632
Malaysia (Federation of), Series 0310, 4.498% 2030	49,650	11,873
Malaysia (Federation of), Series 0411, 4.232% 2031	13,300	3,097
Morocco (Kingdom of) 4.25% 2022	$5,700	5,684
Morocco (Kingdom of) 4.25% 2022[2]	500	499
Morocco (Kingdom of) 5.50% 2042	3,500	3,570
National Highways Authority of India 7.17% 2021	INR480,000	6,248
National Highways Authority of India 7.27% 2022	100,000	1,291
Norway (Kingdom of) 3.75% 2021	NKr37,000	4,665
Pakistan (Islamic Republic of) 6.75% 2019	$3,700	3,720
Panama (Republic of) 4.50% 2047[5]	9,000	8,451
Peru (Republic of) 6.15% 2032	PEN69,700	20,648
Peru (Republic of) 5.625% 2050	$375	420
Poland (Republic of) 4.00% 2024	1,805	1,826
Poland (Republic of) 3.25% 2026	8,605	8,259
Poland (Republic of), Series 0420, 1.50% 2020	PLN6,000	1,565
Poland (Republic of), Series 1020, 5.25% 2020	118,050	32,989
Poland (Republic of), Series 0421, 2.00% 2021	24,900	6,537
Poland (Republic of), Series 1021, 5.75% 2021	271,550	78,790
Poland (Republic of), Series 1023, 4.00% 2023	89,600	25,026
Poland (Republic of), Series 0725, 3.25% 2025	109,100	29,071
Poland (Republic of), Series 0727, 2.50% 2027	29,951	7,436
Portuguese Republic 2.875% 2025	€16,750	20,913
Qatar (State of) 5.25% 2020	$1,300	1,331
Qatar (State of) 4.50% 2022[2]	1,000	1,026
Qatar (State of) 3.875% 2023[2]	690	693
Qatar (State of) 4.50% 2028[2]	20,940	21,411
Qatar (State of) 5.103% 2048[2]	1,345	1,369
Quebec (Province of) 2.375% 2022	4,142	4,034
Romania 2.30% 2020	RON23,250	5,462
Romania 3.25% 2021	24,000	5,705
Romania 4.00% 2021	24,960	5,989
Romania 3.40% 2022	19,000	4,440
Romania 2.875% 2029	€8,450	9,440
Romania 3.875% 2035	4,210	4,743
Romania 3.375% 2038	7,295	7,563
Romania 5.125% 2048[2]	$11,900	11,052
Russian Federation 7.00% 2023	RUB1,015,870	14,720
American Funds Global Balanced Fund — Page 6 of 18

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Russian Federation 7.00% 2023	RUB190,900	$2,790
Saskatchewan (Province of) 3.05% 2028	C$8,000	6,020
Saudi Arabia (Kingdom of) 2.375% 2021[2]	$1,650	1,579
Saudi Arabia (Kingdom of) 2.894% 2022[2]	3,800	3,674
Saudi Arabia (Kingdom of) 3.628% 2027[2]	3,800	3,638
Saudi Arabia (Kingdom of) 3.625% 2028[2]	8,235	7,747
Saudi Arabia (Kingdom of) 4.50% 2030[2]	7,505	7,412
Saudi Arabia (Kingdom of) 5.00% 2049	3,000	2,887
South Africa (Republic of) 5.50% 2020	3,700	3,744
South Africa (Republic of) 8.75% 2044	ZAR249,750	14,626
South Africa (Republic of), Series R-2023, 7.75% 2023	59,300	3,891
South Africa (Republic of), Series R-214, 6.50% 2041	363,250	16,588
South Korea (Republic of), Series 2203, 1.875% 2022	KRW7,870,000	6,882
South Korea (Republic of), Series 2209, 2.00% 2022	44,300,000	38,846
South Korea (Republic of), Series 2303, 2.375% 2023	3,200,000	2,848
South Korea (Republic of), Series 2712, 2.375% 2027	24,800,000	21,994
Spain (Kingdom of) 1.45% 2027	€37,805	42,929
Spain (Kingdom of) 1.50% 2027	20,000	22,904
Spain (Kingdom of) 2.90% 2046	4,150	4,988
Spain (Kingdom of) 2.70% 2048	16,800	19,184
Sri Lanka (Republic of) 6.25% 2020	$3,700	3,584
Sweden (Kingdom of) 1.125% 2019[2]	6,800	6,691
Thailand (Kingdom of) 1.875% 2022	THB684,900	20,375
Thailand (Kingdom of) 3.85% 2025	283,400	9,226
Thailand (Kingdom of) 2.125% 2026	849,050	24,477
Turkey (Republic of) 7.00% 2020	$3,600	3,630
Turkey (Republic of) 7.10% 2023	TRY104,600	12,210
Turkey (Republic of) 7.25% 2023	$3,605	3,584
United Kingdom 4.75% 2020	£25	34
United Kingdom 1.75% 2022	11,200	14,770
United Kingdom 2.75% 2024	5,310	7,424
United Kingdom 1.25% 2027	11,750	14,910
United Kingdom 4.25% 2027	11,340	18,155
United Kingdom 3.25% 2044	12,800	20,837
United Kingdom 3.50% 2045	4,400	7,497
United Kingdom 1.50% 2047	6,960	8,181
United Mexican States 4.15% 2027	$3,820	3,642
United Mexican States 4.35% 2047	4,250	3,565
United Mexican States, Series M, 8.00% 2020	MXN146,000	7,127
United Mexican States, Series M, 6.50% 2021	1,123,500	52,625
United Mexican States, Series M, 6.50% 2022	890,800	40,985
United Mexican States, Series M20, 10.00% 2024	362,200	18,910
United Mexican States, Series M, 5.75% 2026	2,038,400	84,027
United Mexican States, Series M30, 10.00% 2036	96,000	5,163
United Mexican States, Series M, 7.75% 2042	100,700	4,318
Uruguay (Oriental Republic of) 9.875% 2022	UYU47,470	1,430
Uruguay (Oriental Republic of) 8.50% 2028	229,512	6,131
		2,312,476
U.S. Treasury bonds & notes 13.50% U.S. Treasury 11.62%
U.S. Treasury 1.625% 2019	$4,000	3,971
U.S. Treasury 1.625% 2019	150	149
U.S. Treasury 1.75% 2019	16,900	16,759
U.S. Treasury 1.125% 2020	5,200	5,079
American Funds Global Balanced Fund — Page 7 of 18

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2021	$77,625	$76,154
U.S. Treasury 2.00% 2021	13,150	12,822
U.S. Treasury 2.125% 2021	49,555	48,446
U.S. Treasury 2.125% 2021	12,700	12,445
U.S. Treasury 2.625% 2021	62,900	62,458
U.S. Treasury 1.75% 2022	176,135	168,801
U.S. Treasury 1.875% 2022	170,147	163,341
U.S. Treasury 2.25% 2023	60,880	58,713
U.S. Treasury 2.375% 2023	46,350	45,245
U.S. Treasury 2.50% 2023	142,006	139,222
U.S. Treasury 2.625% 2023	106,970	105,470
U.S. Treasury 2.625% 2023	20,120	19,810
U.S. Treasury 2.75% 2023	289,925	287,197
U.S. Treasury 2.75% 2023	12,934	12,811
U.S. Treasury 2.00% 2024	35,000	33,209
U.S. Treasury 2.125% 2024	37,600	35,749
U.S. Treasury 2.25% 2024	9,100	8,703
U.S. Treasury 2.50% 2024	18,750	18,255
U.S. Treasury 2.125% 2025	20,240	19,113
U.S. Treasury 2.75% 2025	62,610	61,412
U.S. Treasury 2.00% 2026	15,700	14,456
U.S. Treasury 2.25% 2027	47,200	43,917
U.S. Treasury 2.25% 2027	28,960	27,114
U.S. Treasury 2.375% 2027	48,600	45,874
U.S. Treasury 2.75% 2028	160,950	155,756
U.S. Treasury 2.875% 2028	93,250	91,108
U.S. Treasury 2.875% 2028	27,500	26,886
U.S. Treasury 2.75% 2047[6]	34,250	30,174
U.S. Treasury 3.00% 2048[6]	43,300	40,134
U.S. Treasury 3.00% 2048	22,725	21,056
		1,911,809
U.S. Treasury inflation-protected securities 1.88%
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	3,673	3,564
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	111,445	106,206
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	38,924	38,114
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	44,125	41,953
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	2,742	2,956
U.S. Treasury Inflation-Protected Security 0.625% 2026[4]	22,709	21,961
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	59,915	56,426
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	25,944	24,429
U.S. Treasury Inflation-Protected Security 0.50% 2028[4]	2,453	2,319
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	11,576	11,736
		309,664
Total U.S. Treasury bonds & notes		2,221,473
Corporate bonds & notes 7.11% Financials 1.65%
ACE INA Holdings Inc. 2.875% 2022	645	630
ACE INA Holdings Inc. 3.35% 2026	645	621
ACE INA Holdings Inc. 4.35% 2045	665	658
Allianz SE, 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[7]	€9,000	11,388
Aviva PLC, subordinated 6.125% 2043 (5 year EURO Mid Swap + 5.13% on 7/5/2023)[7]	2,500	3,264
American Funds Global Balanced Fund — Page 8 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
AXA SA, junior subordinated 5.453% (undated)[7]	£5,625	$7,444
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024 (5 year EURO Mid Swap + 2.55% on 4/11/2019)[7]	€5,800	6,641
Banco de Crédito del Perú 5.375% 2020[2]	$125	129
Banco del Estado de Chile 2.668% 2021[2]	2,250	2,194
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[2,7]	1,550	1,493
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[7]	2,100	2,062
Bank of America Corp. 3.50% 2026	2,000	1,905
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[7]	3,402	3,141
Barclays Bank PLC 6.00% 2021	€1,400	1,752
Barclays Bank PLC 10.00% 2021	£3,700	5,573
Barclays Bank PLC 6.625% 2022	€725	950
Berkshire Hathaway Inc. 3.00% 2022	$1,775	1,756
CaixaBank, SA 5.00% 2023 (5 year EURO Mid Swap + 3.95% on 11/14/2018)[7]	€2,800	3,176
Citigroup Inc. 3.20% 2026	$6,329	5,806
Crédit Agricole SA 4.375% 2025[2]	3,350	3,238
Credit Suisse Group AG 3.00% 2021	3,450	3,398
Goldman Sachs Group, Inc. 2.55% 2019	670	666
Goldman Sachs Group, Inc. 2.875% 2021	4,000	3,943
Goldman Sachs Group, Inc. 5.25% 2021	900	936
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[7]	6,000	5,776
Goldman Sachs Group, Inc. 3.20% 2023	3,150	3,062
Goldman Sachs Group, Inc. 3.50% 2025	10,205	9,778
Goldman Sachs Group, Inc. 3.75% 2026	1,000	961
Goldman Sachs Group, Inc. 4.75% 2045	2,835	2,765
Groupe BPCE SA 5.70% 2023[2]	7,625	7,907
Groupe BPCE SA 2.75% 2026 (5 year EURO Mid Swap + 1.83% on 7/8/2021)[7]	€5,400	6,390
HSBC Holdings PLC 4.125% 2020[2]	$560	568
HSBC Holdings PLC 2.95% 2021	570	561
HSBC Holdings PLC 4.00% 2022	1,400	1,413
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[7]	4,670	4,493
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[7]	€3,450	3,932
HSBC Holdings PLC 3.90% 2026	$3,365	3,237
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[7]	6,025	5,949
Intesa Sanpaolo SpA 6.625% 2023	€6,500	8,219
Intesa Sanpaolo SpA 5.017% 2024[2]	$42,625	37,626
JPMorgan Chase & Co. 2.55% 2021	11,921	11,687
JPMorgan Chase & Co. 3.25% 2022	1,850	1,826
JPMorgan Chase & Co. 2.70% 2023	4,225	4,041
Lloyds Banking Group PLC 6.50% 2020	€4,940	6,074
Lloyds Banking Group PLC 7.625% 2025	£1,225	1,972
Morgan Stanley 3.125% 2026	$3,175	2,916
Morgan Stanley 3.875% 2026	2,705	2,623
NN Group NV 4.625% 2044 (3-month EUR-LIBOR + 3.95% on 4/8/2024)[7]	€2,000	2,439
NN Group NV 4.50% (undated) (3-month EUR-LIBOR + 4.00% on 1/15/2026)[7]	3,000	3,503
PNC Financial Services Group, Inc. 2.854% 2022[7]	$2,000	1,936
Rabobank Nederland 3.875% 2023	€2,400	3,065
Rabobank Nederland 4.625% 2023	$3,750	3,786
Rabobank Nederland 2.50% 2026 (5 year EURO Mid Swap + 1.40% on 5/26/2021)[7]	€5,450	6,434
Skandinaviska Enskilda Banken AB 2.80% 2022	$12,500	12,147
Turkiye Garanti Bankasi AS 5.875% 2023	5,438	5,071
Turkiye Garanti Bankasi AS 6.125% 2027[7]	13,200	11,014
UniCredit SpA 3.75% 2022[2]	5,000	4,728
American Funds Global Balanced Fund — Page 9 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
UniCredit SpA 4.625% 2027[2]	$7,250	$6,445
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[7]	5,210	4,963
		272,071
Health care 1.18%
Abbott Laboratories 3.75% 2026	2,266	2,235
AbbVie Inc. 2.50% 2020	7,400	7,306
AbbVie Inc. 3.20% 2026	4,852	4,448
AbbVie Inc. 4.50% 2035	535	492
Aetna Inc. 2.80% 2023	395	377
Allergan PLC 3.00% 2020	1,870	1,862
Allergan PLC 3.80% 2025	17,003	16,408
Allergan PLC 4.75% 2045	214	201
Amgen Inc. 1.85% 2021	770	737
AstraZeneca PLC 3.50% 2023	4,500	4,433
Baxalta Inc. 4.00% 2025	777	758
Bayer US Finance II LLC 3.875% 2023[2]	2,582	2,546
Bayer US Finance II LLC 4.375% 2028[2]	419	407
Becton, Dickinson and Co. 2.675% 2019	4,356	4,328
Becton, Dickinson and Co. 2.894% 2022	2,545	2,460
Becton, Dickinson and Co. 3.734% 2024	1,178	1,143
Becton, Dickinson and Co. 3.70% 2027	2,895	2,724
Cigna Corp. 3.40% 2021[2]	1,480	1,470
Cigna Corp. 4.125% 2025[2]	3,250	3,218
Cigna Corp. 4.375% 2028[2]	3,570	3,493
CVS Health Corp. 3.125% 2020	1,600	1,596
CVS Health Corp. 3.35% 2021	845	842
CVS Health Corp. 3.70% 2023	1,155	1,142
CVS Health Corp. 4.10% 2025	1,090	1,079
CVS Health Corp. 4.30% 2028	4,450	4,349
CVS Health Corp. 4.78% 2038	2,275	2,186
CVS Health Corp. 5.05% 2048	6,840	6,693
EMD Finance LLC 2.40% 2020[2]	5,000	4,930
EMD Finance LLC 3.25% 2025[2]	8,648	8,203
Medtronic, Inc. 3.50% 2025	8,000	7,839
Roche Holdings, Inc. 3.35% 2024[2]	17,400	17,178
Shire PLC 2.40% 2021	5,857	5,633
Shire PLC 2.875% 2023	2,486	2,344
Shire PLC 3.20% 2026	905	822
Teva Pharmaceutical Finance Co. BV 3.15% 2026	69,622	56,816
Teva Pharmaceutical Finance Co. BV 4.10% 2046	7,700	5,292
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	7,454	6,874
		194,864
Consumer staples 0.88%
Altria Group, Inc. 2.625% 2020	1,700	1,689
Altria Group, Inc. 4.75% 2021	1,500	1,543
Anheuser-Busch InBev NV 3.30% 2023	1,315	1,283
Anheuser-Busch InBev NV 3.50% 2024	2,540	2,475
Anheuser-Busch InBev NV 4.00% 2028	2,800	2,691
British American Tobacco PLC 2.297% 2020[2]	33,000	32,306
British American Tobacco PLC 2.764% 2022[2]	15,270	14,630
British American Tobacco PLC 3.557% 2027[2]	4,460	4,097
British American Tobacco PLC 4.39% 2037[2]	1,940	1,737
American Funds Global Balanced Fund — Page 10 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Conagra Brands, Inc. 4.30% 2024	$4,674	$4,687
General Mills, Inc. 3.20% 2021	815	810
JBS ESAL LLC 6.25% 2023	5,835	5,755
JBS SA 7.25% 2024	6,155	6,236
Keurig Dr. Pepper Inc. 4.597% 2028[2]	4,975	4,913
Keurig Dr. Pepper Inc. 5.085% 2048[2]	2,625	2,523
Philip Morris International Inc. 2.00% 2020	2,330	2,296
Philip Morris International Inc. 2.625% 2022	2,680	2,610
Philip Morris International Inc. 4.25% 2044	2,700	2,436
Reynolds American Inc. 4.00% 2022	670	672
Reynolds American Inc. 4.45% 2025	4,190	4,175
Wal-Mart Stores, Inc. 3.40% 2023	46,000	45,881
		145,445
Utilities 0.87%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[2]	4,800	4,694
Berkshire Hathaway Energy Co. 3.50% 2025	4,200	4,124
CMS Energy Corp. 3.60% 2025	4,850	4,696
Colbun SA 3.95% 2027[2]	6,330	5,832
DTE Energy Co. 3.30% 2022	17,460	17,201
DTE Energy Co. 3.70% 2023	13,990	13,905
Dubai Electricity & Water Authority 7.375% 2020	750	803
Duke Energy Carolinas, Inc. 3.05% 2023	8,535	8,384
Duke Energy Corp. 3.75% 2024	3,950	3,919
Duke Energy Corp. 2.65% 2026	4,700	4,213
Duke Energy Progress, LLC 3.70% 2028	2,400	2,362
Enel Finance International SA 2.75% 2023[2]	10,800	9,957
Enel Finance International SA 3.625% 2027[2]	6,375	5,546
Enel Finance International SA 3.50% 2028[2]	3,800	3,200
Enersis Américas SA 4.00% 2026	4,690	4,401
Exelon Corp. 3.497% 2022[7]	1,350	1,318
Exelon Corp. 3.40% 2026	4,390	4,136
FirstEnergy Corp. 3.90% 2027	5,935	5,679
FirstEnergy Corp. 3.50% 2028[2]	1,390	1,302
FirstEnergy Corp. 4.85% 2047	1,085	1,062
Niagara Mohawk Power Corp. 3.508% 2024[2]	2,380	2,350
Pacific Gas and Electric Co. 3.85% 2023	1,710	1,671
Pacific Gas and Electric Co. 2.95% 2026	1,035	920
Pacific Gas and Electric Co. 3.30% 2027	7,250	6,526
Pacific Gas and Electric Co. 3.30% 2027	2,375	2,119
Pacific Gas and Electric Co. 4.65% 2028[2]	1,049	1,034
Pacific Gas and Electric Co. 6.35% 2038	2,533	2,762
Pacific Gas and Electric Co. 3.95% 2047	2,920	2,366
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,004	1,990
State Grid Overseas Investment Ltd. 3.50% 2027[2]	15,000	14,076
		142,548
Energy 0.87%
Chevron Corp. 1.961% 2020	5,175	5,103
Chevron Corp. 2.498% 2022	9,180	8,933
Enbridge Energy Partners, LP 5.875% 2025	1,845	2,011
Enbridge Energy Partners, LP 7.375% 2045	5,035	6,269
Enbridge Inc. 4.25% 2026	2,685	2,643
Enbridge Inc. 3.70% 2027	2,083	1,961
American Funds Global Balanced Fund — Page 11 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Energy Transfer Partners, LP 4.00% 2027	$3,067	$2,840
Energy Transfer Partners, LP 4.20% 2027	610	577
Energy Transfer Partners, LP 6.00% 2048	565	559
Halliburton Co. 3.80% 2025	1,410	1,374
Kinder Morgan Energy Partners, LP 3.50% 2021	850	847
Kinder Morgan Energy Partners, LP 5.00% 2043	1,980	1,829
Kinder Morgan, Inc. 4.30% 2025	20,905	20,824
Kinder Morgan, Inc. 4.30% 2028	5,275	5,109
Kinder Morgan, Inc. 5.55% 2045	6,894	6,989
Petróleos Mexicanos 6.875% 2026	6,715	6,705
Petróleos Mexicanos 6.50% 2027	3,975	3,862
Petróleos Mexicanos 6.35% 2048[2]	6,415	5,349
Schlumberger BV 4.00% 2025[2]	3,080	3,051
Statoil ASA 3.25% 2024	4,100	4,024
Statoil ASA 3.70% 2024	1,475	1,484
TransCanada Corp. 7.125% 2019	125	126
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[7]	18,000	17,764
Transocean Inc. 5.80% 2022[7]	5,100	4,972
Transportadora de Gas Peru SA 4.25% 2028[2,5]	1,700	1,655
Tullow Oil PLC 6.25% 2022	5,000	4,996
Williams Partners LP 4.30% 2024	2,000	2,002
Williams Partners LP 3.90% 2025	945	917
Williams Partners LP 4.00% 2025	18,185	17,604
		142,379
Consumer discretionary 0.63%
Amazon.com, Inc. 3.30% 2021	47,700	47,798
Amazon.com, Inc. 2.80% 2024	7,345	7,015
Amazon.com, Inc. 3.15% 2027	4,265	4,025
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]	10,275	9,888
DaimlerChrysler North America Holding Corp. 2.20% 2021	2,700	2,578
DaimlerChrysler North America Holding Corp. 3.00% 2021[2]	10,500	10,370
Ford Motor Credit Co. 3.20% 2021	4,000	3,906
Ford Motor Credit Co. 3.339% 2022	800	765
Hyundai Capital America 2.55% 2020[2]	5,750	5,647
Hyundai Capital America 3.25% 2022[2]	2,732	2,637
Hyundai Capital Services Inc. 2.625% 2020[2]	2,185	2,133
Hyundai Capital Services Inc. 3.75% 2023[2]	5,400	5,276
McDonald’s Corp. 3.35% 2023	2,335	2,298
		104,336
Communication services 0.54%
AT&T Inc. 4.25% 2027	2,130	2,069
AT&T Inc. 4.10% 2028[2]	5,457	5,203
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[2]	10,050	9,975
CenturyLink, Inc. 7.50% 2024	3,685	3,879
CenturyLink, Inc., Series T, 5.80% 2022	4,907	4,913
Comcast Corp. 3.95% 2025	2,375	2,371
Comcast Corp. 4.15% 2028	4,695	4,662
Deutsche Telekom International Finance BV 1.95% 2021[2]	1,625	1,549
Deutsche Telekom International Finance BV 2.82% 2022[2]	4,625	4,501
Deutsche Telekom International Finance BV 3.60% 2027[2]	6,025	5,632
Deutsche Telekom International Finance BV 9.25% 2032	1,510	2,155
France Télécom 5.375% 2050	£2,000	3,463
American Funds Global Balanced Fund — Page 12 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
News America Inc. 3.00% 2022	$20,000	$19,511
Sprint Corp. 11.50% 2021	925	1,089
Thomson Reuters Corp. 4.30% 2023	1,950	1,969
Time Warner Inc. 4.75% 2021	1,300	1,335
T-Mobile US, Inc. 6.375% 2025	2,500	2,584
T-Mobile US, Inc. 6.50% 2026	11,275	11,923
Verizon Communications Inc. 4.272% 2036	241	222
		89,005
Information technology 0.16%
Apple Inc. 2.50% 2022	2,970	2,895
Apple Inc. 3.35% 2027	2,650	2,556
Microsoft Corp. 2.40% 2026	10,568	9,650
Microsoft Corp. 3.30% 2027	2,600	2,524
Oracle Corp. 2.65% 2026	5,224	4,783
Oracle Corp. 3.25% 2027	4,246	4,021
		26,429
Real estate 0.15%
American Campus Communities, Inc. 3.35% 2020	145	145
American Campus Communities, Inc. 3.75% 2023	3,040	2,997
American Campus Communities, Inc. 4.125% 2024	3,730	3,696
Corporate Office Properties LP 3.60% 2023	240	232
Essex Portfolio LP 3.50% 2025	5,120	4,920
Essex Portfolio LP 3.375% 2026	1,545	1,454
Kimco Realty Corp. 3.40% 2022	355	349
Kimco Realty Corp. 2.70% 2024	1,585	1,473
Scentre Group 3.75% 2027[2]	790	751
WEA Finance LLC 2.70% 2019[2]	1,070	1,067
WEA Finance LLC 3.25% 2020[2]	3,405	3,390
WEA Finance LLC 3.75% 2024[2]	2,070	2,028
Westfield Corp. Ltd. 3.15% 2022[2]	1,510	1,479
		23,981
Materials 0.09%
First Quantum Minerals Ltd. 7.25% 2022[2]	15,550	14,850
Industrials 0.09%
Autoridad del Canal de Panama 4.95% 2035[2,5]	1,300	1,333
Autoridad del Canal de Panama 4.95% 2035[5]	1,025	1,051
ENA Norte Trust 4.95% 2028[2,5]	799	796
GE Capital European Funding 5.375% 2020	€1,500	1,808
Lima Metro Line Finance Ltd. 5.875% 2034[2,5]	$2,938	2,971
Red de Carreteras de Occidente 9.00% 2028[5]	MXN18,470	855
Union Pacific Corp. 4.50% 2048	$645	627
United Technologies Corp. 4.125% 2028	5,000	4,930
		14,371
Total corporate bonds & notes		1,170,279
American Funds Global Balanced Fund — Page 13 of 18

Bonds, notes & other debt instruments Mortgage-backed obligations 1.71% Federal agency mortgage-backed obligations 0.87%	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2037[5]	$122	$133
Fannie Mae 4.00% 2041[5]	151	152
Fannie Mae 4.00% 2041[5]	119	120
Fannie Mae 4.00% 2041[5]	98	99
Fannie Mae 4.00% 2041[5]	31	31
Fannie Mae 3.50% 2048[5,8]	38,500	37,482
Fannie Mae 4.00% 2048[5,8]	68,560	68,479
Fannie Mae 4.50% 2048[5,8]	31,600	32,309
Government National Mortgage Assn. 4.00% 2045[5]	3,030	3,075
		141,880
Other mortgage-backed securities 0.83%
Korea Housing Finance Corp. 2.50% 2020[2,5]	3,600	3,531
Korea Housing Finance Corp. 2.00% 2021[2,5]	5,900	5,633
Nykredit Realkredit AS, Series 01E, 1.50% 2037[5]	DKr222,613	33,932
Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	74,606	11,782
Nykredit Realkredit AS, Series 01E, 1.50% 2040[5]	551,667	82,936
		137,814
Commercial mortgage-backed securities 0.01%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[2,5]	$1,859	1,840
Total mortgage-backed obligations		281,534
Total bonds, notes & other debt instruments (cost: $6,240,145,000)		5,985,762
Short-term securities 4.05%
Apple Inc. 2.20% due 11/2/2018[2]	20,000	19,998
Argentinian Treasury Bills (6.40)%–1.13% due 2/28/2019–4/30/2019	ARS234,519	6,808
Bank of Montreal 2.17%–2.24% due 11/21/2018–11/27/2018	90,000	89,857
BASF SE 2.33% due 12/13/2018[2]	50,000	49,862
CAFCO, LLC 2.25% due 11/27/2018[2]	25,000	24,957
CHARTA, LLC 2.25% due 12/3/2018[2]	22,600	22,552
Egyptian Treasury Bills 16.58% due 3/19/2019	EGP220,000	11,476
Fairway Finance Corp. 2.14% due 11/20/2018[2]	$25,000	24,968
Federal Home Loan Bank 2.18%–2.21% due 11/7/2018–12/27/2018	30,000	29,943
KfW 2.17% due 11/8/2018[2]	31,800	31,784
Liberty Street Funding Corp. 2.25% due 11/15/2018[2]	40,100	40,062
L’Oréal USA, Inc. 2.25% due 11/7/2018[2]	40,000	39,983
MUFG Bank, Ltd., New York Branch 2.19% due 11/6/2018	20,000	19,993
Nigerian Treasury Bills 10.44%–11.25% due 11/29/2018–12/6/2018	NGN3,400,000	9,261
Novartis Finance Corp. 2.27% due 12/10/2018[2]	38,000	37,904
Paccar Financial Corp. 2.27% due 11/29/2018	23,500	23,457
Province of Alberta 2.20% due 11/1/2018[2]	35,000	34,998
Starbird Funding Corp. 2.16% due 11/13/2018[2]	25,000	24,979
Sumitomo Mitsui Banking Corp. 2.24% due 12/17/2018[2]	40,000	39,879
Thailand Treasury Bills 1.36% due 12/6/2018	THB90,000	2,712
Toronto-Dominion Bank 2.30% due 12/18/2018[2]	$50,000	49,846
Toyota Industries Commercial Finance, Inc. 2.16% due 11/1/2018[2]	31,000	30,998
Total short-term securities (cost: $666,279,000)		666,277
Total investment securities 100.14% (cost: $16,058,995,000)		16,480,194
Other assets less liabilities (0.14)%		(22,856)
Net assets 100.00%		$16,457,338
American Funds Global Balanced Fund — Page 14 of 18

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 10/31/2018[10] (000)	Unrealized appreciation (depreciation) at 10/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	326	January 2019	$32,600	$36,637	$47
10 Year U.S. Treasury Note Futures	Long	206	December 2018	20,600	24,398	—[11]
10 Year Ultra U.S. Treasury Note Futures	Long	105	December 2018	10,500	13,136	(87)
						$(40)
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD27,958	EUR24,080	Morgan Stanley	11/2/2018	$680
USD15,058	PLN55,470	Citibank	11/2/2018	602
EUR24,080	USD27,259	Bank of America, N.A.	11/2/2018	20
PLN55,470	USD14,475	Goldman Sachs	11/2/2018	(18)
USD20,506	CAD26,290	JPMorgan Chase	11/5/2018	534
JPY1,703,962	EUR12,980	Goldman Sachs	11/5/2018	399
USD20,199	ILS73,625	Morgan Stanley	11/5/2018	397
JPY3,465,158	USD30,548	Goldman Sachs	11/5/2018	173
EUR12,980	JPY1,684,021	Bank of America, N.A.	11/5/2018	(222)
CAD26,290	USD20,284	JPMorgan Chase	11/5/2018	(312)
USD11,167	INR817,000	Goldman Sachs	11/6/2018	127
INR577,100	USD7,743	Goldman Sachs	11/6/2018	56
USD3,575	INR262,500	JPMorgan Chase	11/6/2018	27
INR502,400	USD6,803	Citibank	11/6/2018	(14)
USD64,530	GBP49,000	Bank of America, N.A.	11/7/2018	1,880
JPY3,588,346	EUR27,000	Citibank	11/7/2018	1,219
USD8,292	CAD10,700	Citibank	11/7/2018	163
USD5,617	KRW6,239,800	Goldman Sachs	11/8/2018	141
BRL14,840	USD4,025	Goldman Sachs	11/8/2018	(42)
USD3,679	BRL14,840	Citibank	11/8/2018	(305)
USD30,716	CLP20,564,500	JPMorgan Chase	11/9/2018	1,167
USD28,238	EUR24,500	Goldman Sachs	11/9/2018	468
CLP170,000	USD249	Citibank	11/9/2018	(5)
CLP20,394,500	USD30,080	Goldman Sachs	11/9/2018	(775)
JPY6,068,379	USD53,381	JPMorgan Chase	11/15/2018	458
USD16,506	CAD21,125	Citibank	11/15/2018	454
USD12,302	THB396,000	Citibank	11/15/2018	352
USD7,028	CAD9,000	Goldman Sachs	11/15/2018	189
JPY5,467,800	USD48,423	Morgan Stanley	11/15/2018	87
EUR19,599	USD22,787	Citibank	11/15/2018	(562)
USD29,680	PLN111,600	Goldman Sachs	11/16/2018	587
USD13,281	GBP10,100	Morgan Stanley	11/16/2018	363
EUR25,813	PLN111,600	Goldman Sachs	11/16/2018	180
USD13,973	KRW15,800,000	JPMorgan Chase	11/16/2018	102
American Funds Global Balanced Fund — Page 15 of 18

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD14,744	MYR61,400	JPMorgan Chase	11/16/2018	$77
USD17,244	INR1,273,738	Morgan Stanley	11/16/2018	53
PLN11,900	USD3,137	JPMorgan Chase	11/16/2018	(35)
USD16,399	INR1,224,700	Goldman Sachs	11/16/2018	(130)
USD11,113	BRL42,000	JPMorgan Chase	11/16/2018	(153)
INR1,943,200	USD26,423	JPMorgan Chase	11/16/2018	(197)
JPY5,092,100	USD45,515	JPMorgan Chase	11/16/2018	(334)
NOK111,700	USD13,629	Citibank	11/16/2018	(369)
EUR22,273	USD25,734	Goldman Sachs	11/16/2018	(475)
GBP39,045	USD51,343	Morgan Stanley	11/16/2018	(1,401)
USD7,412	CLP5,087,500	JPMorgan Chase	11/19/2018	101
USD7,403	CLP5,087,500	Citibank	11/19/2018	92
USD20,601	INR1,539,700	Citibank	11/19/2018	(172)
EUR9,410	USD10,876	Citibank	11/19/2018	(201)
EUR9,410	USD10,876	Bank of America, N.A.	11/19/2018	(202)
EUR9,270	USD10,719	Bank of New York Mellon	11/19/2018	(203)
CLP10,175,000	USD15,162	Citibank	11/19/2018	(540)
EUR7,203	PLN31,150	Citibank	11/20/2018	50
JPY2,500,000	USD22,216	Bank of America, N.A.	11/20/2018	(28)
USD21,479	AUD30,400	Morgan Stanley	11/20/2018	(54)
JPY760,071	USD6,815	Morgan Stanley	11/20/2018	(69)
GBP5,070	USD6,696	Goldman Sachs	11/20/2018	(210)
NOK76,376	USD9,380	Goldman Sachs	11/20/2018	(312)
USD2,285	BRL8,500	Goldman Sachs	11/21/2018	6
TRY24,700	USD3,774	Citibank	11/26/2018	572
USD10,954	COP34,192,000	Goldman Sachs	11/26/2018	347
USD4,486	MXN86,150	Bank of New York Mellon	11/26/2018	263
JPY1,528,105	EUR11,850	Bank of America, N.A.	11/26/2018	119
USD12,116	MYR50,500	JPMorgan Chase	11/26/2018	55
USD4,284	TRY24,700	Morgan Stanley	11/26/2018	(62)
EUR4,845	USD5,570	Morgan Stanley	11/26/2018	(70)
JPY2,954,700	USD26,350	Goldman Sachs	11/26/2018	(115)
MXN86,150	USD4,391	Bank of America, N.A.	11/26/2018	(169)
GBP11,000	USD14,363	Bank of America, N.A.	11/26/2018	(287)
USD44,506	EUR38,610	Goldman Sachs	11/28/2018	676
USD13,792	THB449,500	Citibank	11/28/2018	223
USD16,934	BRL57,000	Citibank	11/29/2018	1,662
USD3,835	BRL12,950	Citibank	11/29/2018	366
USD5,290	INR390,400	Citibank	11/29/2018	30
EUR7,000	USD7,997	Citibank	11/29/2018	(50)
GBP5,700	USD7,407	Citibank	11/29/2018	(112)
EUR18,836	USD21,673	Goldman Sachs	11/29/2018	(289)
USD22,524	INR1,657,300	JPMorgan Chase	11/30/2018	195
USD15,009	ZAR220,600	Citibank	11/30/2018	112
INR22,000	USD299	JPMorgan Chase	11/30/2018	(2)
JPY1,663,975	EUR13,100	Goldman Sachs	11/30/2018	(94)
USD14,484	PLN55,470	Goldman Sachs	12/3/2018	17
USD27,324	EUR24,080	Bank of America, N.A.	12/3/2018	(25)
BRL15,700	USD4,251	Goldman Sachs	12/3/2018	(46)
USD3,794	BRL15,700	Bank of America, N.A.	12/3/2018	(411)
USD14,724	INR1,090,000	Citibank	12/4/2018	46
USD7,187	INR529,000	Citibank	12/6/2018	65
American Funds Global Balanced Fund — Page 16 of 18

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD21,771	KRW24,600,000	Morgan Stanley	1/17/2019	$122
TRY25,800	USD3,797	Citibank	1/24/2019	585
USD4,317	TRY25,800	Morgan Stanley	1/24/2019	(66)
USD16,380	BRL55,250	Citibank	2/25/2019	1,681
USD27,494	BRL92,500	JPMorgan Chase	3/15/2019	2,919
BRL28,800	USD7,182	Citibank	3/15/2019	469
USD4,244	BRL14,800	JPMorgan Chase	3/15/2019	312
BRL26,600	USD6,774	JPMorgan Chase	3/15/2019	293
BRL51,400	USD13,458	JPMorgan Chase	3/15/2019	197
BRL500	USD125	Bank of America, N.A.	3/15/2019	8
				$13,400

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $923,573,000, which represented 5.61% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $29,951,000, which represented .18% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,151,000, which represented .01% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	KRW = South Korean won
ARS = Argentine pesos	LIBOR = London Interbank Offered Rate
AUD/A$ = Australian dollars	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NGN = Nigerian naira
CLP = Chilean pesos	NOK/NKr = Norwegian kroner
COP = Colombian pesos	PEN = Peruvian nuevos soles
CZK = Czech korunas	PLN = Polish zloty
DKr = Danish kroner	RON = Romanian leu
EGP = Egyptian pounds	RUB = Russian rubles
EUR/€ = Euros	TBA = To-be-announced
EURIBOR = Euro Interbank Offered Rate	THB = Thai baht
GBP/£ = British pounds	TRY = Turkish lira
HKD = Hong Kong dollars	USD/$ = U.S. dollars
ILS = Israeli shekels	UYU = Uruguayan pesos
INR = Indian rupees	ZAR = South African rand
JPY/¥ = Japanese yen
American Funds Global Balanced Fund — Page 17 of 18

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-037-1218O-S66023	American Funds Global Balanced Fund — Page 18 of 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Global Balanced Fund (the “Fund”), as of October 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 12, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Global Balanced Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Global Balanced Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By /s/ Herbert Y. Poon
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By/s/ Herbert Y. Poon
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2018